[Translation]








               SECURITIES REGISTRATION STATEMENT

                        (for NAV Sale)



                       SECURITIES REPORT

                       (the Fourth Term)
                    From:  December 1, 1997
                    To:  November 30, 1998



        AMENDMENT TO SECURITIES REGISTRATION STATEMENT

                        (for NAV Sale)














               PUTNAM HIGH YIELD ADVANTAGE FUND











               SECURITIES REGISTRATION STATEMENT

                        (for NAV Sale)

























               PUTNAM HIGH YIELD ADVANTAGE FUND


               SECURITIES REGISTRATION STATEMENT

To:  Director of Kanto Local Finance Bureau

                                   Filing Date: April 20, 1999


Name of the Registrant Fund:       PUTNAM HIGH YIELD ADVANTAGE FUND

Name of Trustees:                  George Putnam
                                   John A. Hill
                                   William F. Pounds
                                   Jameson A. Baxter
                                   Hans H. Estin
                                   Ronald J. Jackson
                                   Paul L. Joskow
                                   Elizabeth T. Kennan
                                   Lawrence J. Lasser
                                   John H. Mullin, III
                                   Robert E. Patterson
                                   Donald S. Perkins
                                   George Putnam, III
                                   A.J.C. Smith
                                   W. Thomas Stephens
                                   W. Nicholas Thorndike

Address of Principal Office:            One Post Office Square
                                        Boston, Massachusetts 02109
                                        U.S.A.

Name and Title of Registration Agent:   Harume Nakano
                                        Attorney-at-Law
                                        Signature [Harume Nakano]
                                                      (Seal)

                                        Ken Miura
                                        Attorney-at-Law
                                        Signature [Ken Miura]
                                                      (Seal)

Address or Place of Business:           Kasumigaseki Building, 25th Floor
                                        2-5, Kasumigaseki 3-chome
                                        Chiyoda-ku, Tokyo

Name of Liaison Contact:                Harume Nakano
                                        Ken Miura
                                        Attorneys-at-Law

Place of Liaison Contact:               Hamada & Matsumoto
                                        Kasumigaseki Building, 25th Floor
                                        2-5, Kasumigaseki 3-chome
                                        Chiyoda-ku, Tokyo

Phone Number:                           03-3580-3377

                            - ii -



           Public Offering or Sale for Registration

Name of the Fund Making Public          PUTNAM HIGH YIELD
Offering or Sale of Foreign             ADVANTAGE FUND
Investment Fund Securities:

Type and Aggregate Amount of        Up to 103 million Class M Shares
Foreign Investment Fund Securities  Up to the total amount obtained by
to be Publicly Offered or Sold:     aggregating the respective net
                                    asset value per Class M Share in
                                    respect of 103 million Class M Shares.
                                    (The maximum amount expected to be
                                    sold is 835.33 million U.S. dollars
                                    (yen99.86 billion)).

Note 1: U.S.$ amount is translated into Japanese Yen at the rate of U.S.$l.00=yen119.55 the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on February 26, 1999.

Note 2: The maximum amount expected to be sold is an amount calculated by multiplying the net asset value per Class M
     Share as of the end of February, 1999 (U.S.$ 119.55) by 103 million Class M Shares for convenience.



      Places where a copy of this Securities Registration
         Statement is available for Public Inspection


                        Not applicable.


    (Total number of sheets of this Securities Registration
                   Statement in Japanese is
              8 including front and back pages.)




                        C O N T E N T S


                                                Japanese  This
                                                OriginalEnglish
                                                      Translation

PART I.   INFORMATION CONCERNING SECURITIES         1      1


PART II.  INFORMATION CONCERNING ISSUER             5      6

 I.       DESCRIPTION OF THE FUND                   5      6

II.       OUTLINE OF THE FUND                       5      6

III. OUTLINE OF THE OTHER RELATED COMPANIES         5      6

IV.  FINANCIAL CONDITION OF THE FUND                5      6

 V.  SUMMARY OF INFORMATION CONCERNING
     THE EXERCISE OF RIGHTS BY HOLDERS OF
     FOREIGN INVESTMENT FUND SECURITIES             5      6

VI.  MISCELLANEOUS                                  5      6


PART III. SPECIAL INFORMATION                       6      7

 I.  OUTLINE OF THE SYSTEM OF INVESTMENT
     TRUSTS IN MASSACHUSETTS                        6      7

II.  FINANCIAL CONDITIONS OF THE INVESTMENT
     MANAGEMENT COMPANY                            12     14

III. FORM OF FOREIGN INVESTMENT FUND SECURITIES    12     14

 PART I.  INFORMATION CONCERNING SECURITIES

1.   NAME OF FUND:            PUTNAM HIGH YIELD ADVANTAGE FUND
                              (hereinafter referred to as the "Fund")

2.   NATURE OF FOREIGN        Four classes of shares (Class A shares,
     INVESTMENT FUND SECU-    Class B shares, Class M shares and Class
     RITIES CERTIFICATES:     Y shares).  Registered shares
                              without par value.  In Japan,
                              only Class M shares (hereinafter
                              referred to as the "Shares") are
                              publicly offered.  No rating has
                              been acquired.

3.   NUMBER OF SHARES TO      Up to 103 million Shares
     BE OFFERED FOR SALE
     (IN JAPAN)

4.   TOTAL AMOUNT OF          Up to the total amount obtained by
     OFFERING PRICE:          aggregating the respective net
                              asset value per Share in respect
                              of 103 million Shares.
                              (The maximum amount expected to be
                              sold is 835.33 million U.S.
                              dollars (yen99.86 billion)).

    Note 1: The maximum amount expected to be sold is the amount calculated, for convenience, by multiplying the net asset value per Share as of the end of February, 1999 ($8.11) by the number of Shares to be offered (103 million).

    Note 2: Dollar amount is translated for convenience at the rate of $1.00=yen119.55 (the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen as of February 26,
          1999).  The same applies hereinafter.

    Note 3: In this document, money amounts and percentages have been rounded. Therefore, there are cases in which the amount of the "total column" is not equal to the aggregate amount. Also, translation into yen is made simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this document, there are cases in which Japanese yen figures for the same information differ from each other.

5.   ISSUE PRICE:             The Net Asset Value per Share next
                              calculated on a Fund Business
                              Day after the application for
                              purchase is received by the
                              Fund.

    Note:A "Fund Business Day" means a day on which the New
          York Stock Exchange is open for business.

6.   SALES CHARGE:            Sales charge (in Japan) is 3.25% of
                              the Subscription Amount

7.   MINIMUM AMOUNT OR        Shares may be purchased in a minimum amount
     NUMBER OF SHARES         of 100 shares and in integral
     FOR SUBSCRIPTION:        multiples of 10 shares.

8.   PERIOD OF SUBSCRIPTION:  From: May 6, 1999 (Thursday)
                                To: May 2, 2000 (Tuesday)
                              Provided that the subscription
                              is handled only on a Fund
                              Business Day and a business day
                              when securities companies are
                              open for business in Japan.

9.  DEPOSIT FOR SUBSCRIPTION: None.

10.  PLACE OF SUBSCRIPTION:   Kokusai Securities Co., Ltd.
                              (hereinafter referred to as
                              "Kokusai" or the "Distributor")
                              Tokyo-Sumitomo Twin Bldg. East 27-1,
                              Shinkawa 2-chome, Chuo-ku, Tokyo.

    Note:The subscription is handled at the head office and the branch offices in Japan of the above-mentioned securities company.

11.  DATE AND PLACE           Investors shall pay the Issue Price and
     OF PAYMENT:              Sales Charge to Kokusai within 4
                              business days in Japan from the
                              day when Kokusai confirms the
                              execution of the order (the
                              "Trade Day") (see page 13 in the
                              following securities report).
                              The total issue price for each
                              Application Day will be
                              transferred by Kokusai to the
                              account of the Fund at Putnam
                              Fiduciary Trust Company, the
                              transfer agent, within 4 Fund
                              Business Days (hereinafter
                              referred to as "Payment Date")
                              from (and including) the
                              Application Day.

12.  OUTLINE OF UNDERWRITING, ETC.:
(A) Kokusai has entered into an agreement dated 6th September, 1996 with Putnam Mutual Funds Corp. in connection with the sale and repurchase of the Shares in Japan, and has undertaken to make a public offering of Shares.
(B) During the offering period, Kokusai will execute or forward purchase orders and repurchase requests for the Shares received directly or indirectly through other distributor or Sales Handling Companies (together with Kokusai, hereinafter referred to as the "Sales Handling Companies") to the Fund.
    Note:The "Sales Handling Company" shall mean an
          intermediary securities company or intermediary registered financial institution which enters into an agreement concerning the brokerage business of Fund Shares with the Distributor to engage in the business of forwarding investor's applications for subscription and requests for repurchase of Fund Shares to the Distributor and in the business of handling the services concerning acceptance of investors' subscription moneys and the services concerning payments of the repurchase proceeds to the investors and other services.
(C)  The Fund has appointed Kokusai as the Agent Company in
     Japan.
     Note:    "The Agent Company" shall mean a agent company
          which, under a contract made with a foreign issuer of investment securities, makes public the net asset value per Share and submits or forwards the financial reports or other documents to the Japan Securities Dealers Association ("JSDA") and distributor or Sales Handling Companies rendering such other services.

13.  MISCELLANEOUS:
(A)  Method of Subscription:
          Investors who subscribe for Shares shall enter with the Handling Securities Company an agreement concerning the foreign securities transactions. For this purpose, the Distributor or the Sales Handling Company shall deliver to investors an Agreement of Foreign Securities Transactions Account and other prescribed agreements (hereinafter referred to as the "Account Agreement") and investors shall submit to the Distributor the or Sales Handling Company an Application for Opening of Transactions Account opened in accordance with Account Agreement. The subscription amount shall be paid in yen in principal, and the exchange rate between Dollars and Yen shall be determined by the Distributor or the Sales Handling Company based upon the foreign exchange rate on the Tokyo foreign exchange market as of the Trade Day for each application.
          The subscription amount shall be paid in dollars to the account of the Fund with Putnam Fiduciary Trust Company as transfer agent for the Fund by Kokusai on the Payment Date.
(B)  PERFORMANCE INFORMATION
          The following information provides some indication of the Fund's risks. The chart shows year-to-year changes in the performance of one of the Fund's classes of shares, class M shares. The table following the chart compares the Fund's performance to that of a broad measure of market performance. Of course, the Fund's past performance is not an indication of future performance.

Calendar Year Total Returns

1989    -4.79%
1990    -8.30%
1991    45.24%
1992    18.38%
1993    20.61%
1994    -5.36%
1995    18.58%
1996    10.26%
1997    13.11%
1998    -9.78%

     During the periods shown in the chart, the highest return for a quarter was 17.75% (quarter ending 3/31/91) and the lowest return for a quarter was -12.04% (quarter ending
     9/30/98).

     Average Annual Total Returns (for periods ending 12/31/98)
                   Past 1     Past 5      Past 10
                    year       years       years
     Class M       -12.75%     4.10%       8.26%
   First Boston     0.58%      8.16%      10.74%
   High Yield Index

     Unlike the bar chart, this performance information reflects the impact of sales charges. Class M share performance reflects the current maximum initial sales charge. Performance of Class M shares in the bar chart and table following the chart, for periods prior to their inception on December 1, 1994, is derived from the historical performance of the Fund's class A shares (not offered in Japan), adjusted to reflect the appropriate sales charge and the higher 12b-1 fees paid by class M shares. The Fund's performance is compared to the First Boston High Yield Index, an unmanaged index of lower-rated, higher-yielding U.S. corporate bonds.

(C)  FEES AND EXPENSES
          This table summarizes the fees and expenses investors may pay if they invest in the fund. Expenses are based on the fund's last fiscal year.

     Shareholder Fees (fees paid directly from investors' investment)
                                                      Class M
                                                      Shares
     Maximum Sales Charge (Load) Imposed on Purchases 3.25%
     (as a percentage of the offering price)

     Maximum Deferred Sales Charge (Load) (as a        NONE
     percentage of the original purchase price or redemption proceeds, whichever is lower)


     Annual Operating Expenses (expenses that are deducted from fund assets)
              Management Distribution    Other     Total Annual
                                        Expenses       Fund
                                                    Operating
                                                     Expenses
  Class M       0.54%       0.50%        0.13%        1.17%

(D)  EXAMPLE
          This example translates the "Total Annual Fund Operating Expenses" shown in the preceding table into dollar amounts. By doing this, investors can easily compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that investors invest $10,000 in the Fund for the time periods shown and then redeem all the investors' shares at the end of those periods. It also assumes a 5% return on investor's investment each year and that the Fund's operating expenses remain the same. The example is hypothetical; actual costs and returns may be higher or lower.

                1 year       3 years     5 years      10 years
     Class M     $440         $685         $948        $1,699

 (E) Offerings other than in Japan:
          Shares are simultaneously offered in the United States of America.

 PART II. INFORMATION CONCERNING ISSUER

I.   DESCRIPTION OF THE FUND
     The description in this item is the same as the description in I. DESCRIPTION OF THE FUND of the
     Securities Report set forth below (the Securities Report mentioned below, from page 1 to page 22)

II.  OUTLINE OF THE FUND
     The description in this item is the same as the description in II. OUTLINE OF THE TRUST of the Securities
     Report set forth below (Ditto, from page 23 to page 54)

III. OUTLINE OF THE OTHER RELATED COMPANIES
     The description in this item is same as the description in III. OUTLINE OF THE OTHER RELATED COMPANIES of the
     Securities Report set forth below (Ditto, from page 55 to page 56)

IV.  FINANCIAL CONDITIONS OF THE FUND
     The description in this item is the same as the description in IV. FINANCIAL CONDITIONS OF THE FUND of the Securities Report set forth below (Ditto, from page
     57 to page 155)

V. SUMMARY OF INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY HOLDERS OF FOREIGN INVESTMENT FUND SECURITIES
     The description in this item is the same as the description in VI. SUMMARY OF INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY HOLDERS OF FOREIGN INVESTMENT FUND SECURITIES of the Securities Report set forth below (Ditto, page 179)

VI.  MISCELLANEOUS
     The description in this item is the same as the description inVII. REFERENCE INFORMATION of the Securities Report set forth below (Ditto, from page 179 to page 180)

PART III. SPECIAL INFORMATION


I.   OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN
     MASSACHUSETTS

Below is an outline of certain general information about open-end U.S. investment companies. This outline is not intended to provide comprehensive information about such investment companies or the various laws, rules or regulations applicable to them, but provides only a brief summary of certain information which may be of interest to investors. The discussion below is qualified in its entity by the complete registration statement of the fund and the full text of any referenced statutes and regulations.

I.   Massachusetts Business Trusts

     A.   General Information

          Many investment companies are organized as Massachusetts business trusts. A Massachusetts business trust is organized pursuant to a declaration of trust, setting out the general rights and obligations of the shareholders, trustees, and other related parties. Generally, the trustees of the trust oversee its business, and its officers and agents manage its day-to-day affairs.

          Chapter 182 of the Massachusetts General Laws applies to certain "voluntary associations", including many Massachusetts business trusts. Chapter 182 provides for, among other things, the filing of the declaration of trust with the Secretary of State of the Commonwealth of Massachusetts and the filing by the trust of an annual statement regarding, among other things, the number of its shares outstanding and the names and addresses of its trustees.

     B.   Shareholder Liability

          Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a trust. Typically, a declaration of trust disclaims shareholder liability for acts or obligations of the trust and provides for indemnification out of trust property for all loss and expense of any shareholder held personally liable for the obligations of a trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular trust would be unable to meet its obligations.

II.  United States Investment Company Laws and Enforcement

     A.   General

          In the United States, pooled investment management arrangements which offer shares to the public are governed by a variety of federal statutes and regulations. Most mutual funds are subject to these laws. Among the more significant of these statutes are:

          1.  Investment Company Act of 1940

              The Investment Company Act of 1940, as amended (the "1940 Act"), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

          2.  Securities Act of 1933

              The Securities Act of 1933, as amended (the
          "1933 Act"), regulates many sales of securities.
          The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

          3.  Securities Exchange Act of 1934

              The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

          4.  The Internal Revenue Code

              An investment company is an entity subject to federal income taxation under the Internal Revenue Code. However, under the Code, an investment company may be relieved of federal taxes on income and gains it distributes to shareholders if it qualifies as a "regulated investment company" under the Code for federal income tax purposes and meets all other necessary requirements.

          5.  Other laws

              The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.

     B.   Outline of the Supervisory Authorities

          Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

          1. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933
          Act, and the 1934 Act, among others, to the Fund.
          The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

          2. State authorities typically have broad authority to regulate the activities of brokers, dealers, or other persons directly or indirectly engaged in activities related to the offering and sale of securities to their residents or within their jurisdictions.

     C.   Offering Shares to the Public

          An investment company ("investment company" or fund) offering its shares to the public must meet a number of requirements, including, among other things, registration as an investment company under the 1940 Act; registration of the sale of its shares under the 1933 Act; registration of the fund, the sale of its shares, or both, with state securities regulators; delivery of a current prospectus to current or prospective investors; and so forth. Many of these requirements must be met not only at the time of the original offering of the fund's shares, but compliance must be maintained or updated from time to time throughout the life of the fund.

     D.   Ongoing Requirements

          Under U.S. law, a fund that continuously offers its shares is subject to numerous ongoing requirements, including, but not limited to;

          1. Updating its prospectus if it becomes materially inaccurate or misleading;

          2.  Annual update of its registration statement;

          3. Filing semi-annual and annual financial reports with the SEC and distributing them to shareholders;

          4. Annual trustee approval of investment advisory arrangements, distribution plans, underwriting arrangements, errors and omissions/director and officer liability insurance, foreign custody arrangements, and auditors;

          5.  Maintenance of a code of ethics; and

          6.  Periodic board review of certain fund
          transactions, dividend payments, and payments under a fund's distribution plan.

III. Management of a Fund

     The board of directors or trustees of a fund are responsible for generally overseeing the conduct of a fund's business. The officers and agents of a fund are generally responsible for the day-to-day operations of a fund. The trustees and officers of a fund may or may not receive a fee for their services.

     The investment adviser to a fund is typically responsible for implementing the fund's investment program. The adviser typically receives a fee for its services based on a percentage of the net assets of a fund. Certain rules govern the activities of investment advisers and the fees they may charge. In the United States, investment advisers to investment companies must be registered under the Investment Advisers Act of 1940, as amended.

IV.  Share Information

     A.   Valuation

          Shares of a fund are generally sold at the net asset value next determined after an order is received by a fund, plus any applicable sales charges. A fund normally calculates its net asset value per share by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are typically valued as of the close of regular trading on the New York Stock Exchange (4:00 p.m., New York time) each day the Exchange is open.

     B.   Redemption

          Shareholders may generally sell shares of a fund to that fund any day the fund is open for business at the net asset value next computed after receipt of the shareholders' order. Under unusual circumstances, a fund may suspend redemptions, or postpone payment for more than seven says, if permitted by U.S. securities laws. A fund may charge redemption fees as described in its prospectus.

     C.   Transfer agency

          The transfer agent for a fund typically processes the transfer of shares, redemption of shares, and payment and/or reinvestment of distributions.

V.   Shareholder Information, Rights and Procedures for the
Exercise of Such Rights

     A.   Voting Rights

          Voting rights vary from fund to fund. In the case of many funds organized as Massachusetts business trusts, shareholders are entitled to vote on the election of trustees, approval of investment advisory agreements, underwriting agreements, and distribution plans (or amendments thereto), certain mergers or other business combinations, and certain amendments to the declaration of trust. Shareholder approval is also required to modify or eliminate a fundamental investment policy.

     B.   Dividends

          Shareholders are typically entitled to receive dividends when and if declared by a fund's trustees. In declaring dividends, the trustees will normally set a record date, and all shareholders of record on that date will be entitled to receive the dividend paid.

     C.   Dissolution

          Shareholders would normally be entitled to receive the net assets of a fund which were liquidated in accordance with the proportion of the fund's outstanding shares he owns.

     D.   Transferability

          Shares of a fund are typically transferable without restriction.

     E.   Right to Inspection

          Shareholders of a Massachusetts business trust have the right to inspect the records of the trust as provided in the declaration of trust or as otherwise provided by applicable law.

VI.  U.S. Tax Matters

     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the United States
Internal Revenue Code of 1986, as amended (the "Code").

     As a regulated investment company qualifying to have its tax liability determined under Subchapter M, the Fund will not be subject to U.S. federal income tax on any of its net investment income or net realized capital gains that are distributed to its shareholders. In addition, as a Massachusetts business trust, the Fund under present Massachusetts law is not subject to any excise or income taxes in Massachusetts.

     In order to qualify as a "regulated investment company" and to receive the favorable tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of its net short-term capital gains over net long-term capital losses for such year; (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25 % of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

     If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

     If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

     If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

     Fund distributions will be taxable to shareholders as ordinary income, except that any distributions designated by the Fund as deriving from net gains on securities held for more than one year will be taxable as such, regardless of how long a shareholder has held shares in the Fund.
Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. Shareholders who are not subject to U.S. federal income tax on their income generally will not have to pay such tax on amounts distributed to them.

     Distributions from capital gains are made after applying any available capital loss carryovers.

     The Fund's transactions in non-U.S. currencies, non-U.S. currency-denominated debt securities and certain non-U.S. currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned.

     Investment by the Fund in "passive non-U.S. investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive non-U.S. investment company as a "qualified electing fund".

     A "passive non-U.S. investment company" is any non-U.S. corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and non-U.S. currency gains. Passive income for this purpose does not include rents and royalties received by the non-U.S. corporation from active business and certain income received from related persons.

     The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

     The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months, and otherwise as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

     Special tax rules apply to investments through defined contribution plans and other tax-qualified plans.
Shareholders should consult their tax adviser to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

     The Fund generally is required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number
(TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. Shareholders who fail to furnish their correct TIN are subject to a penalty of $50 for each such failure unless the failure is due to reasonable cause and not wilful neglect. An individual's taxpayer identification number is his or her social security number.

     The Internal Revenue Service recently revised its regulations affecting the application to non-U.S. investors of the back-up withholding and withholding tax rules described above. The new regulations generally will be effective for payment made after December 31, 1999 (although transition rules will apply). In some circumstances, the new rules will increase the certification and filing requirements imposed on non-U.S. investors in order to qualify for exemption from the 31% back-up withholding tax rates under income tax treaties. Non-U.S. investors in a fund should consult their tax advisors with respect to the potential application of these new regulations.

     Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty), the possibility that a non-U.S. investor may be subject to U.S. tax on capital gain distributions and gains realized upon the sale of fund shares if the investor is present in the United States for more than 182 days during the taxable year (and certain other conditions apply), or the possibility that a non-U.S. investor may be subject to U.S. tax on income from the fund that is "effectively connected" with a U.S. trade or business carried on by such an investor. Shareholders residing in Japan should consult "Tax Treatment of Shareholders in Japan" on page 38 of the Annual Report.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to foreign state or local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state or local taxes. The foregoing discussion relates solely to U.S. federal income tax law.

VII. Important Participants in Offering of Mutual Fund Shares

     A.   Investment Company

          Certain pooled investment vehicles qualify as investment companies under the 1940 Act. There are open-end investment companies (those which offer redeemable securities) and closed-end investment companies (any others).

     B.   Investment Adviser/Administrator

          The investment adviser is typically responsible for the implementation of an investment company's investment program. It, or another affiliated or unaffiliated entity, may also perform certain record keeping and administrative functions.

     C.   Underwriter

          An investment company may appoint one or more principal underwriters for its shares. The activities of such a principal underwriter are generally governed by a number of legal regimes, including, for example, the 1940
     Act, the 1933 Act, the 1934 Act, and state laws.

     D.   Transfer Agent

          A transfer agent performs certain bookkeeping, data processing, and administrative services pertaining to the maintenance of shareholder accounts. A transfer agent may also handle the payment of any dividends declared by the trustees of a fund.

     E.   Custodian

          A custodian's responsibilities may include, among other things, safeguarding and controlling a fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a fund's investments.


II.  FINANCIAL CONDITION OF THE INVESTMENT MANAGEMENT COMPANY

     The description in this item is same as the description in II. FINANCIAL CONDITION OF THE INVESTMENT MANAGEMENT
     COMPANY of the Securities Report set forth below (Ditto, from page 156 to page 178)


III. FORM OF FOREIGN INVESTMENT FUND SECURITIES

     Main items to be set forth on the share certificate of the Fund (if issued) are as follows:-

     (1)  Front

     a.   Name of the Fund
     b.   Number of shares represented
     c.   Signatures of the Chairman and Transfer Agent
     d. Description stating that the Declaration of Trust applies to shareholders and assignees therefrom

     (2)  Back

     a.   Space for endorsement
     b.   Description concerning delegation of transfer agency












                       SECURITIES REPORT

                       (the Fourth Term)
                    From:  December 1, 1997
                    To:  November 30, 1998


















               PUTNAM HIGH YIELD ADVANTAGE FUND

                       SECURITIES REPORT
                       (the Fourth Term)
                    From:  December 1, 1997
                    To:  November 30, 1998

To:  Director of Kanto Local Finance Bureau
                                   Filing Date :  April 20, 1999

Name of the Registrant Fund:       PUTNAM HIGH YIELD ADVANTAGE FUND

Name of Trustees:                  George Putnam
                                   John A. Hill
                                   William F. Pounds
                                   Jameson A. Baxter
                                   Hans H. Estin
                                   Ronald J. Jackson
                                   Paul L. Joskow
                                   Elizabeth T. Kennan
                                   Lawrence J. Lasser
                                   John H. Mullin, III
                                   Robert E. Patterson
                                   Donald S. Perkins
                                   George Putnam, III
                                   A.J.C. Smith
                                   W. Thomas Stephens
                                   W. Nicholas Thorndike

Address of Principal Office:            One Post Office Square
                                        Boston, Massachusetts 02109
                                        U.S.A.

Name and Title of Registration Agent:        Harume Nakano
                                             Attorney-at-Law
                                             Signature [Harume Nakano]
                                                          (Seal)

                                             Ken Miura
                                             Attorney-at-Law
                                             Signature [Ken Miura]
                                                          (Seal)

Address or Place of Business            Kasumigaseki Building, 25th Floor
                                        2-5, Kasumigaseki 3-chome
                                        Chiyoda-ku, Tokyo

Name of Liaison Contact:                Harume Nakano
                                        Ken Miura
                                        Attorneys-at-Law

Place of Liaison Contact:               Hamada & Matsumoto
                                        Kasumigaseki Building, 25th Floor
                                        2-5, Kasumigaseki 3-chome
                                        Chiyoda-ku, Tokyo

Phone Number:                           03-3580-3377
                            - ii -



Places where a copy of this Securities Report is available for Public Inspection

                        Not applicable.

 (Total number of pages of this Securities Report in Japanese is 92 including the front page)



                        C O N T E N T S


                                               Japanese This
                                               OriginalEnglish
                                                    Translation

 I.  DESCRIPTION OF THE FUND                        1      1

     1.   GENERAL INFORMATION                       1      1

     2.   INVESTMENT POLICY                         6      7

     3.   MANAGEMENT STRUCTURE                     10     13

     4.   INFORMATION CONCERNING THE EXERCISE
          OF RIGHTS BY SHAREHOLDERS                17     25

     5.   STATUS OF INVESTMENT PORTFOLIO           20     29

II.  OUTLINE OF THE FUND                           23     32

III. OUTLINE OF THE OTHER RELATED COMPANIES        55     68

IV.  FINANCIAL CONDITIONS OF THE FUND              57     70

     V.   FINANCIAL CONDITIONS OF THE INVESTMENT  156     76
          MANAGEMENT COMPANY (translated from the English source:
          omitted in English Translation

      VI. SUMMARY OF INFORMATION CONCERNING THE
     EXERCISE OF RIGHTS BY HOLDERS OF
     FOREIGN INVESTMENT FUND SECURITIES           179     76

VII. REFERENCE INFORMATION                        179     76


           Note 1:  The exchange rate of U.S. Dollars
           ("dollar" or "$") into Japanese Yen is yen119.55 for one U.S. Dollar, which is the actual middle point between the selling and buying currency rate by telegraphic transfer on the February 26, 1999 quoted by The Bank of Tokyo-Mitsubishi, Ltd. The same applies hereinafter.

           Note 2:  In this report, money amounts and
           percentages have been rounded. Therefore, there are cases in which the amount for the "total" column is not equal to the aggregate amount. Also, conversion into other currencies is done simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this report, there are cases in which figures for the same information differ from each other.

           Note 3: In this report, "fiscal year" refers to a year from December 1 to November 30 of the following year.

     I.   DESCRIPTION OF THE FUND
1.   GENERAL INFORMATION
(A)  Outline of Laws Regulating the Fund in the Jurisdiction Where
     Established:
     (1)  Name of the Fund:   Putnam High Yield Advantage Fund (the
     "Fund")
     (2)  Form of the Fund
          Putnam High Yield Advantage Fund is a Massachusetts business trust organized on January 13, 1986. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.
          The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios.
          Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Fund's shares are not currently divided into series. Only the Fund's class M shares are currently offered in Japan. The Fund may also offer other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary.
          Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund. The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.
          If a shareholder owns fewer shares than a minimum amount set by the Trustees (presently 20 shares), the Fund may choose to redeem shareholders' shares. Shareholders will receive at least 30 days' written notice before the Fund redeems shareholders' shares, and shareholders may purchase additional shares at any time to avoid a redemption. The Fund may also redeem shares if shareholders own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.
          Year 2000 issues. The Fund could be adversely affected if the computer systems used by the Investment Management Company and the Fund's other service providers do not properly process and calculate the date-related information relating to the end of this century and the beginning of the next. While year 2000-related computer problems could have a negative effect on the Fund, both in its operations and in its investments, the Investment Management Company is working to avoid such problems and to obtain assurances from service providers that they are taking similar steps. No assurances, though, can be provided that the Fund will not be adversely impacted by these matters.

     (3)  Governing Laws
          The Fund was created under, and is subject to, the laws of the Commonwealth of Massachusetts. The sale of the Fund's shares is subject to, among other things, the Securities Act of 1933, as amended, and certain state securities laws. The Fund also attempts to qualify each year and elect to be taxed as a regulated investment company under the United States Internal Revenue Code of 1986, as amended.
          The following is a broad outline of certain of the principal statutes regulating the operations of the Fund in the U.S.:
          a. Massachusetts General Laws, Chapter 182 - Voluntary Associations and Certain Trusts
              Chapter 182 provides in part as follows:
              A copy of the declaration of trust must be filed with the Secretary of State of the Commonwealth of Massachusetts and with the Clerk of the City of Boston. Any amendment of the declaration of trust must be filed with the Secretary and the Clerk within thirty days after the adoption of such amendment.
              A trust must annually file with the Secretary of State on or before June 1 a report providing the name of the trust, its address, number of shares outstanding and the names and addresses of its trustees.
              Penalties may be assessed against the trust for failure to comply with certain of the provisions of Chapter 182.
          b.  Investment Company Act of 1940
              The Investment Company Act of 1940, as amended (the "1940 Act"), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.
          c.  Securities Act of 1933
              The Securities Act of 1933, as amended (the "1933 Act"), regulates many sales of securities. The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.
          d.  Securities Exchange Act of 1934
              The Securities Exchange Act of 1934, as amended (the
          "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.
          e.  The Internal Revenue Code
              The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders.
          f.  Other laws
              The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.
 (B) Outline of the Supervisory Authorities
          Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.
        a. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.
        b. State authorities typically have broad authority to regulate the offering and sale of securities to their residents or within their jurisdictions and the activities of brokers, dealers, or other persons directly or indirectly engaged in related activities.
 (C) Objective and Basic Nature of the Fund:
     GOAL
          The Fund seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income.


     MAIN INVESTMENT STRATEGY- lower-rated bonds
          Under normal market conditions, the Fund invest at least 80% of its assets in debt securities, convertible securities of preferred stock that Investment Management Company believes are consistent with its primary investment objective of high current income. Typically, the Fund's investments are
 -   corporate bonds and notes,
 -   below investment grade in quality ("junk bonds") and,
 - intermediate to long-term (with maturities of more than 3 years) The Fund seeks its secondary goal of capital growth mainly through investments that may increase in value because of declining long-term interest rates or improvements in the financial condition or credit rating of the company that issued them. The Fund often invests in companies with smaller market capitalizations.
     MAIN RISKS
     The main risks that could adversely affect the value of this Fund's shares and the total return on investors' investment include:
     - The risk that issuers of debt the Fund purchased will not make (or will be perceived as unlikely to make) timely payments of interest and principal. This credit risk is higher for corporate debt than it is for U.S. government debt, and is higher still for junk bonds. BECAUSE THE FUND INVESTS MAINLY IN JUNK BONDS, THIS RISK IS HEIGHTENED FOR THE FUND. INVESTORS SHOULD CAREFULLY CONSIDER THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND.
     - The risk that movements in the securities markets will adversely affect the value of the Fund's investments. This risk includes interest rate risk, which means that the prices of the Fund's investment are likely to fall if interest rates rise. Interest rate risk is often highest for investments with long maturities.
          Investors can lose money by investing in the Fund. The Fund may not achieve its goal, and is not intended as a complete investment program. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
 (D) History of the Fund:
                                   January 13, 1986:        Organization
                              of the Fund as a Massachusetts business
                              trust.  Adoption of the Agreement and
                              Declaration of Trust.
                                   May 5, 1994:             Adoption of
                              the Amended and Restated Agreement and
                              Declaration of Trust.
 (E) Affiliated Companies of the Fund:
          Names and related business of the affiliated companies of the Fund are as follows:
          (1) Putnam Investment Management, Inc. ("Investment
          Management Company") renders investment management services to the Fund.
          (2) Putnam Fiduciary Trust Company (the "Custodian" and "Investor Servicing Agent") acts as custodian and investor servicing agent.
          (3) Putnam Mutual Funds Corp. ("Principal Underwriter") engages in providing marketing services to the Fund.
          (4) Kokusai Securities Co., Ltd. ("Distributor in Japan" and "Agent Company") engages in forwarding purchase or repurchase orders for the Shares in Japan and also acts as the agent company.

                        Related Companies of the Fund

                                  Fund
                    Putnam High Yield Advantage Fund

                                Trustees                      Investor Servicing
                    (Agreement and Declaration of Trust)      Agreement

Distribution Agreement                            Custodian Agreement

Principal Underwriter                                 Custodian Investor
                                                      Servicing Agent

Putnam Mutual Funds Corp.                          Putnam Fiduciary Trust Co.
(acts as distributor)                              (acts as custodian and
                                                   investor servicing agent of
                                                   the Fund)

Japan Dealer Sales Agreement

                      Agent Company            Management Contract
                      Agreement

   Distributor in Japan                           Investment Management
   Agent Company                                  Company

Kokusai Securities Co., Ltd.                  Putnam Investment Management, Inc.
(forwarding of sales in Japan and             (acts as investment management of
renering of service as agent company)         the Fund and investment adviser
                                              concerning the Fund's assets)

2.   INVESTMENT POLICY
(A) Basic Policy for Investment and Objectives of Investment (including risk factors):
          Any investment carries with it some level of risk that generally reflects its potential for reward. The Fund pursues its goals by investing mainly in corporate bonds and notes, and to a lesser degree, preferred stocks. These investments are commonly known as fixed-income investments. The Investment Management Company will consider, among other things, credit and interest rate risk when deciding whether to buy or sell investments. A description of the risks associated with the Fund's main investment strategies follows.

     INTEREST RATE RISK.
          The values of fixed income investments usually rise and fall in response to changes in interest rates. Declining interest rates will generally raise the value of existing fixed-income investments. Changes in the values of fixed-income investments usually will not affect the amount of income the Fund receives from them, but will affect the value of the Fund's shares. Interest rate risk is often greater for investments with longer maturities.
          The Fund may buy investments that give the issuing company the option to "call" or redeem, these investments before their maturity date. If an investment were to be "called" by a company during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and might not benefit from any increase in value as a result of declining interest rates.
          The Fund may invest in so-called "premium" investments, which offer interest rates higher than prevailing market rates. In addition, during times of declining interest rates, many of the Fund's investments may offer interest rates that are higher than current market rates. When the Fund holds these premium investments, shareholders are likely to receive higher dividends (but will bear a greater risk that the value of the Fund's shares will fall) than they would if the Fund held investments offering current market rates of interest. Premium investments involve a greater risk of loss, because other values tend to decline towards the face value over time. Investors may find it useful to compare the Fund's yield, which excludes the effect of premium securities, with its current dividend rate, which does not exclude that effect. CREDIT RISK AND LOWER-RATED INVESTMENTS.
          Investors normally expect to be compensated in proportion to the risk they are assuming. Fixed-income investments of companies with poor credit usually offer higher yields than those of companies with better credit. Higher-rated investments offer lower credit risk, but not lower interest rate risk. The value of a higher-rated investment still fluctuates in response to changes in interest rates.
          The Fund's investments are mainly below investment grade in quality. The Fund may buy investments in any rating category (and unrated securities of comparable quality), and may invest up to 15% of its assets in investment rated below CCC (or its equivalent) by each nationally recognized securities rating agency rating the security, and in unrated investments that the Investment Management Company determines are of comparable quality. The Fund will not necessarily sell an investment if its rating is reduced. A reduction in an investment's rating will generally cause its value to decline.
          Fixed-income investments rated below BBB (or its equivalent) and comparable unrated securities are considered below investment grade and are commonly known as "junk bonds". They are considered to be of poor standing and mainly speculative, and those in the lowest rating category may be in default and are generally regarded by the rating agency as having extremely poor prospects of ever attaining any real investment standing. The lower ratings of these instruments reflect a greater possibility that the issuing companies may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile. A default or expected default could also make it difficult for the Fund to sell the investments at prices approximating the values the Fund had previously placed on them. Because junk bonds are traded mainly by institutions, they usually have a limited market, which may at times make it difficult for the Fund to establish their fair value.
          Credit ratings are based largely on the issuing company's historical financial condition and the rating agencies' investment analysis at the time of purchase. The rating assigned to any particular investment does not necessarily reflect the issuing company's current financial condition and does not reflect an assessment of an investment's volatility or liquidity.
          Although the Investment Management Company considers credit ratings in making investment decisions, it performs its own investment analysis and does not rely only on ratings assigned by the rating agencies. The Investment Management Company seeks to minimize the risks of fixed-income investment through careful analysis of such factors as a company's experience, managerial strength, financial condition, borrowing requirements and debt maturity schedule. When the Fund buys fixed-income investments of a company with poor credit, the achievement of the Fund's goals depends more on the Investment Management Company 's ability to analyze credit risks than would be the case if the Fund were buying fixed-income investment of a company with better credit.
          Because the likelihood of default is higher for the lower-rated investments in which the Fund mainly invests, the Fund is more likely to have to participate in various legal proceedings or to take possessions of and manage assets that secure the issuing company's obligation. This could increase the Fund's operating expenses and decrease its net asset value.
          At times the Fund, either by itself or together with other Funds and accounts managed by the Investment Management Company or its affiliates, may own all or most of the fixed-income investments of a particular issuing company. This concentration of ownership may make it more difficult to sell, or set a fair value on, these investments.
          Although they are generally thought to have the lower credit risk, the Fund's investment-grade fixed-income investments may share some of the risks of lower rated investments.
          The Fund may at times invest in "zero coupon" bonds and "payment-in-kind" bonds. Zero coupon bonds are issued at less than their face value and make payments of interest only at maturity rather than at intervals during the life of the bond. Payment-in-kind bonds give the issuing company the option to make interest payments in additional bonds rather than cash. Both kind of bonds allow a company to avoid generating cash to make current interest payments. These bonds therefore involve greater credit risk and are subject to greater price fluctuations than bonds that pay current interest in cash.
     Participations and assignments.
          The Fund may invest in participations and assignments of fixed and floating rate loans made by financial institutions to governmental or corporate borrowers. In addition to other risks associated with investments in debt securities, participations and assignments involve the risk that the institution's insolvency could delay or prevent the flow of payments on the underlying loan to the Fund. The Fund may have limited rights to enforce the terms of the underlying loan, and the liquidity of loan participations and assignments may be limited.
     Non-U.S. investments
          The Fund may invest without limit in securities of non-U.S. issuers that are traded in U.S. public markets. While the Fund may also invest in securities of non-U.S. issuers that are not traded in U.S. public markets, it does not expect that such investments will normally represent more than 20% of its assets, although they may occasionally exceed amount.
          Non-U.S. investments involve certain special risks. For example, their values may drop in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. In addition, the liquidity of these investments may be more limited than domestic investments, which means the Fund may at times be unable to sell them at desirable prices. Non-U.S. settlement procedures may also involve additional risks. These risks are generally greater in the case of "emerging markets" that typically have less developed legal and financial systems.
          Certain of those risks nay also apply to some extent to domestic investments that are denominated in non-U.S. currencies or that are traded in non-U.S. markets, or to investments in U.S. companies that have significant non-U.S. operations.
     Illiquid investments
          The Investment Management Company believes that opportunities to earn high yields may exist in investments that are not liquid and that may be considered speculative. The sale of many of these investments is limited by law. The Fund may not be able to sell them when Putnam Management considers it desirable to do so or may be able to sell them only at less than their market value. The Fund may invest up to 15% of its assets in illiquid investments. Derivatives
          The Fund may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. The Fund's return of a derivative typically depends on the change in the value of the investment, pool of investments, index or currency specified in the derivative instrument.
     The Fund may use derivatives both for hedging and non-hedging purposes. The decision as to whether and to what extent the Fund will use derivatives for hedging purposes will depend upon a number of factors, including market conditions, the Fund's investments and the availability of suitable derivatives. Derivatives involve special risks and may result in losses. The Fund will be dependent on Putnam Management's ability to analyze and manage these sophisticated instruments. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders.
     Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party will not meet its obligations to the Fund.



     Other investments
          In addition to the main investment strategies described above, the Fund may also make other types of investments, such as common stocks and other equity securities and therefore may be subject to other risks.
     Alternative strategies
          At times the Investment Management Company may judge that market conditions make pursuing the Fund's investment strategies inconsistent with the best interests of its shareholders. The Investment Management Company then may temporarily use alternative strategies mainly designed to limit the Fund's losses. Although the Investment Management Company has the flexibility to use these strategies, it may choose not to for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goals.
     Changes in policies
          The Fund's Trustees may change the Fund's goals, investments strategies and other policies without shareholder approval, except as otherwise indicated.
 (B) Restrictions of Investment:
          Except for the policies designated as fundamental below, the investment policies described in this document are not fundamental policies. The Trustees may change any non-fundamental policy without shareholders' approval. As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the Fund may not and will not:
     (1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.
     (2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.
     (3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.
     (4) Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.
     (5) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.
     (6) With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.
     (7) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.
     (8) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry.
     (9) Issue any class of securities which is senior to the fund's shares of beneficial interest, except for permitted borrowings.
          It is contrary to the Fund's present policy, which may be changed without shareholder approval, to:
          Invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Fund (or the person designated by the Trustees of the Fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would then be invested in securities described in (a), (b) and (c) above.
          The Fund will, so long as shares of the Fund are being offered for sale by the Fund in Japan, comply with the following:
     1. The Fund may not invest more than 15% of the net assets of the Fund in securities which are not traded on an official stock exchange or other regulated market, operating regularly and being recognized and open to the public (which shall include, without limitation, the National Association of Securities Dealers Quotation System). This restriction shall not be applicable to bonds determined by Putnam Investment Management, Inc. to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable.
     2. The Fund may not borrow money in excess of 10% of the value of its total assets.
     3. The Fund may not make short sales of securities in excess of the Fund's net asset value.
     4. The Fund may not, together with other mutual funds managed by Investment Management Company, acquire more than 50% of the outstanding voting securities of any issuer.
          If any violation of the foregoing four standards occurs, the Fund will, promptly after discovery of the violation, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation.
          Although certain of the Fund's fundamental investment restrictions permit the Fund to borrow money to a limited extent, the fund does not currently intend to do so and did not do so last year.
          The Fund may invest without limitation in "premium securities" as referred to in 2.(A) above.
          All percentage limitations on investments other than non-fundamental limitation listed above, will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.
          The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

(C)  Distribution Policy:
          The Fund distributes any net investment income once a month and any net capital gains at least once a year.  The Fund normally pays a distribution to Japanese investors who hold shares as of
     15th day of each month at the end of each month, provided, however, the distribution may be paid, if at all, at the beginning of the next month.
3.   MANAGEMENT STRUCTURE
(A)  Outline of Management of Assets, etc.:
     A.   Valuation of assets:
          The Fund determines the net asset value per share of each
     class of shares once each day the New York Stock Exchange (the
     "Exchange") is open.  Currently, the Exchange is closed Saturdays,
     Sundays and the following U.S. holidays: New Year's Day, Rev.
     Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial
     Day, the Fourth of July, Labor Day, Thanksgiving and Christmas.
     The Fund determines net asset value as of the close of regular trading on the Exchange, currently 4:00 p.m. New York time.
     However, equity options held by the Fund are priced as of the close of trading at 4:10 p.m., and futures contracts on U.S. government and other fixed-income securities and index options held by the
     Fund are priced as of their close of trading at 4:15 p.m.
          Portfolio securities for which market quotations are readily available are valued at market value. Long-term corporate bonds and notes for which market quotations are not considered readily available are valued at fair value on the basis of valuations furnished by a pricing service approved by the Trustees which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.  Short-
     term investments that will mature on 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees.
          Market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain non-U.S. securities. These investments are valued at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.
          If any securities held by the Fund are restricted as to
     resale, Investment Management Company determines their fair value pursuant to procedures approved by the Trustees.  The fair value of such securities is generally determined as the amount which the
     Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case.  However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the
     restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition).  In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts'
     reports regarding the issuer.
          Generally, trading in certain securities (such as non-U.S. securities) is substantially completed each day at various times prior to the close of the Exchange.  The values of these securities used in determining the net asset value of the Fund's shares are computed as of such times.  Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities
     (such as convertible bonds, U.S. government securities, and tax-
     exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange.  Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value.  If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.
     B.   Management Fee, etc.:
     (1)  Management Fee:
      (a) Management and Agent Securities Company Fees
              Under a Management Contract dated March 20, 1997, the
          Fund pays a following quarterly fee to Investment Management
          Company based on the average net assets of the Fund, as
          determined at the close of each business day during the
          quarter.
                                                  Fee amount as a percentage of
               Average net assets of the Fund     the average net assets
                                                  of the Fund
$500 million or less                                      0.70%
more than $500 million up to and including $1 billion     0.60%
more than $1 billion up to and including $1.5 billion     0.55%
more than $1.5 billion up to and including $6.5 billion   0.50%
more than $6.5 billion up to and including $11.5 billion  0.475%
more than $11.5 billion up to and including $16.5 billion 0.455%
more than $16.5 billion up to and including $21.5 billion 0.44%
more than $21.5                                           0.43%

              For the fiscal year ending on November 30, 1998, the Fund paid $23,937,532 as a management fee.
      (b) Custodian Fee
              The Custodian is entitled to receive, out of the assets
          of the Fund reasonable compensation for its services and expenses as Custodian, as agreed from time to time between the Fund and the Custodian.
              For the fiscal year ending on November 30, 1998, a custodian fee is as follows.
             Custodian fee              $320,772
             Other expenses credit     ($913,223)
          Total Custodian Fee          ($592,451)
      (c) Charges of the Investor Servicing Agent
              The Fund pays to the Investor Servicing Agent such fee, out of the assets of the Fund, as mutually agreed upon in writing from time to time, in the amount, the time and manner of payment.
              For the fiscal year ending on November 30, 1998, the Fund paid $4,348,095 as an investor servicing agent fee.
      (d) Fee under Class M Distribution Plan
              The Class M distribution plan provides for payments by the Fund to Putnam Mutual Funds at the annual rate of up to 1.00% of average net assets attributable to Class M shares. The Trustees currently limit payments under the Class M plan to the annual rate of 0.50% of such assets.
              Payments under the plan are intended to compensate Putnam Mutual Funds Corp. for services provided and expenses incurred by it as principal underwriter of Fund shares, including the payments to dealers mentioned below.
              To compensate Kokusai and other dealers further for services provided in connection with the sale of Class M shares and the maintenance of shareholder accounts, Putnam Mutual Funds Corp. makes quarterly payments to Kokusai and such other dealers.
              The payments are based on the average net asset value of Class M shares attributable to shareholders for whom Kokusai and other dealers are designated as the dealer of record. Putnam Mutual Funds Corp. makes the payments at an annual rate of 0.25% of such average net asset value of Class M shares.
              Putnam Mutual Funds Corp. also pays to Kokusai and other dealers, as additional compensation with respect to the sale of Class M shares, 0.15% of such average net asset value of Class M shares. For Class M shares, the total annual payment to Kokusai and other dealers equals 0.40% of such average net asset value. Putnam Mutual Funds Corp. makes quarterly payments to qualifying dealers.
              For the fiscal year ending on November 30, 1998, the Fund paid fees under the Fund's distribution plans of $8,659,284, for the Class M shares.
      (e) Other Expenses:
              The Fund pays all of its expenses not assumed by Investment Management Company with respect to its management services. In addition to the investment management, distribution plan fees, shareholder servicing agent expenses and custodian expenses discussed herein, the principal expenses that the Fund is expected to pay include, but are not limited to, fees and expenses of certain of its Trustees; fees of its independent auditors and legal counsel; fees payable to government agencies, including registration and qualification fees attributable to the Fund and its shares under federal and state securities laws; and certain extraordinary expenses. In addition, each class will pay all of the expenses attributable to it. The Fund also pays its brokerage commissions, interest charges and taxes.
              For the fiscal year ending on November 30, 1998, the Fund paid $25,624,055 as other expenses.
     C.   Sales, Repurchases and Custody:
     (1)  Sales of Shares:
       a. Sales in the United States
              Investors can open a Fund account with as little as $500 and make additional investments at any time with as little as $50. The Fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. Investor's financial advisor or Putnam Investor Services generally must receive investor's completed buy order before the close of regular trading on the New York Stock Exchange for investor's shares to be bought at that day's offering price.
         Investors can buy shares
     - Through a financial advisor. Investor's advisor will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge investor for his or her services.
     - Through systematic investing. Investors can make regular investments of $25 or more per month through automatic deductions from investor's bank checking or savings account. Application forms are available through investor's advisor or Putnam Investor Services at 1-800-225-1581.
              Investors may also complete an order form and write a check for the amount investors wish to invest, payable to the Fund. Return the check and completed form to Putnam Mutual Funds.
              The Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders. Currently, shares of the Fund may only be purchased by existing investors.
         Class M shares
     -    Initial sales charge of up to 3.25%
     -    Lower sales charges for larger investments of $50,000 or more
     -    No deferred sales charge
     - Lower annual expenses, and higher dividends, than class B shares because of lower 12b-1 fee
     - Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fee
     - No conversion to class A shares, so future 12b-1 fee does not decrease

     Initial sales charges for class M shares
                         Class M sales charge
                         as a percentage of:
                        -------------------------
     Amount of purchase              Net amount    Offering
     at offering price           ($) invested      price*
     ___________________________________________________
     Under 50,000                    3.36%        3.25%
     50,000 but under 100,000        2.30         2.25
     100,000 but under 250,000       1.52         1.50
     250,000 but under 500,000       1.01         1.00
     500,000 but under 1,000,000     NONE         NONE
     1,000,000 and above             NONE         NONE
     ____________________________________________________
     *Offering price includes sales charge.

           b. Sales in Japan
              The Fund closed to new record shareholders on December 5, 1997. (Investors in Japan who purchase shares from Kokusai that are held of record under the name of Kokusai are not considered new record shareholders.) Accordingly, the number of Class M Shares available for purchase in Japan is limited.
              In Japan, Shares of the Fund are offered on any Valuation Date during the Subscription Period mentioned in "Section 8. Period of Subscription, Part I Information concerning Securities" of a securities registration statement pursuant to the terms set forth in "Part I. Information concerning Securities" of the relevant securities registration statement. The Distributor or the Sales Handling Company shall deliver to investors Agreement of Foreign Securities Transactions Account and other prescribed agreements and investors shall submit to the Distributor or the Sales Handling Company an Application for Opening of Transactions Account opened in accordance with Account Agreement. The purchase shall be made in the minimum investment amount of 100 shares and in integral multiples of 10 shares.
              The issue price for Shares during the Subscription period shall be the net asset value per Share next calculated on the day on which the Fund has received such application. The Trade Day in Japan is the day when the Distributor or the Sales Handling Company confirms the execution of the order (ordinarily the business day in Japan next following the placement of orders), and payment and delivery shall be made on the fourth Business Day after and including the Trade Day. The sales charge shall be 3.25% of the amount of subscription, all of which will be retained by the KOKUSAI. In addition, investors must pay a 5% consumption tax on the Sales Charge.
              The investors having entrusted the Distributor or the
          Sales Handling Company with custody of the Shares will receive from the Distributor or the Sales Handling Company a certificate of safekeeping in exchange for the purchase price. In such case payment shall be made in yen in principle and the exchange into dollars shall be made at the exchange rate to be determined by the Distributor or the Sales Handling Company based upon the foreign exchange rate on the Tokyo foreign Exchange market as of the Trade Day. The payment may be made in dollars to the extent that the Distributor or the Sales Handling Companies can agree.
              In addition, Distributor or Sales Handling Companies who are members of the Japan Securities Dealers' Association cannot continue sales of the Shares in Japan when the net assets of the Fund are less than yen100,000,000 or the Shares otherwise cease to comply with the "Standards of Selection of Foreign Investment Fund Securities" in the "Regulations Concerning the Transaction of Foreign Securities" established by the Association.
     (2)  Repurchase of Shares:
           a. Repurchase of Shares in the United States
              Investors can sell investors' shares back to the Fund any day the New York Stock Exchange is open, either through investors' financial advisor or directly to the Fund. Payment for redemptions may be delayed until the Fund collects the purchase price of shares, which may take up to 15 calendar days after the purchase date.
          Selling Shares through investors' financial advisor
              Investors' advisor must receive investors' request in proper form before the close of regular trading on the New York Stock Exchange to receive that day's NAV, less any applicable deferred sales charge. Investors' advisor will be responsible for furnishing all necessary documents to PutnamPutnam Investor Services on a timely basis and may charge investors for his or her services.
          Selling Shares directly to the Fund
              Putnam Investor Services must receive investors' request in proper form before the close of regular trading on the New York Stock Exchange in order to receive that day's NAV, less any applicable sales charge.
          By mail
              Send a signed letter of instruction to Putnam Investor Services. If investors have certificates for the Shares investors want to sell, investors must include them along with completed stock power forms.
          By telephone
              Investors may use Putnam's Telephone Redemption Privilege to redeem Shares valued at less than $100,000 unless investors have notified Putnam Investor Services of an address change within the preceding 15 days. Unless investors indicate otherwise on the account application. Putnam Investor Service will authorized to accept redemption and transfer instructions received by telephone.
              The Telephone Redemption Privilege is not available if there are certificates for investors' Shares. The Telephone Redemption Privilege may be modified or terminated without notice.
          ADDITIONAL DOCUMENTS.
          If investors
          sell Shares with a value of $100,000 or more want investor's redemption proceeds sent to an address other than investor's address as it appears on Putnam's records, or have notified Putnam of a change in address within the preceding 15 days, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. Stock power forms are available from investor's financial advisor, Putnam Investor Services and many commercial banks.
              Putnam Investor Services usually requires additional documents for the sale of Shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services for details.
         WHEN WILL THE FUND PAY INVESTORS?
              The Fund generally sends investors payment for investor's Shares the business day after investor's request is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for seven days or more as permitted by federal securities law.

        Redemption by the Fund
              If investors own fewer Shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem investors' Shares without investors' permission and send investors the proceeds. The Fund may also redeem Shares if investors own Shares more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that applies to both present and future shareholders.
           b. Repurchase in Japan
              Shareholders in Japan may at any time request repurchase of their Shares. Repurchase requests in Japan may be made to Investor Servicing Agent through the Distributor or the Sales and Handling Company on a Fund Business Day and the business day of securities companies in Japan without a contingent deferred sales charge.
              The price a shareholder in Japan will receive is the next net asset value calculated after the Fund receives the repurchase request from Kokusai. The price shall be paid in yen through the Distributor or the Sales Handling Companies pursuant to the Account Agreement or,if the Distributor or the Sales Handling Companies agree, in dollars.
     (3)  Suspension of Repurchase:
              The Fund may suspend shareholders' right of redemption, or postpone payment for more than seven days, if the New York Stock Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.
     (4)  Custody of Shares:
              In overseas markets where the Shares are offered, the Share certificates shall be held by the Shareholders at their own risk.
              The custody of the Share certificates (if issued) sold to Japanese Shareholders shall be held, in the name of the custodian, by the custodian of Kokusai. Certificates of custody for the Shares shall be delivered by the Distributors or the Sales Handling Companies to the Japanese Shareholders.
              The foregoing does not apply to the cases in which Japanese Shareholders keep the Shares in custody at their own risk.
     D.   Miscellaneous:
     (1)  Duration and Liquidation:
              Unless terminated, the Fund shall continue without limitation of time. The Fund may be terminated at any time by vote of Shareholders holding at least 66 2/3% of the Shares entitled to vote or by the Trustees of the Fund by written notice to the Shareholders.
     (2)  Accounting Year:
              The accounts of the Fund will be closed each year on 30th
          November.
     (3)  Authorized Shares:
              There is no prescribed authorized number of Shares, and Shares may be issued from time to time.
     (4)  Agreement and Declaration of Trust:
              Originals or copies of the Agreement and Declaration of Trust, as amended, are on file with the Secretary of State of the Commonwealth of Massachusetts and with the Clerk of the City of Boston.
              The Agreement and Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of Shares but not the holders of all outstanding series and classes shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series and class affected and no vote of Shareholders of a series or class not affected shall be required. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained therein shall not require authorization by Shareholder vote.
              In Japan, material changes in the Agreement and Declaration of Trust shall be published and the notice thereof shall be sent to the Japanese Shareholders.
     (5)  Issue of Warrants, Subscription Rights, etc.:
              The Fund may not grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights.
     (6)  How Performance is Shown:
              Fund advertisements may, from time to time, include performance information. "Yield" for each class of shares is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share of the class on the last day of that period.
              For purposes of calculating yield, net investment income is calculated in accordance with SEC regulations and may differ from net investment income as determined for tax purposes. SEC regulations require that net investment income be calculated on a "yield-to-maturity" basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed-income securities. The current dividend rate is based on net investment income as determined for tax purposes, which may not reflect amortization in the same manner.
              Yield is based on the price of the shares, including the maximum initial sales charge.
              "Total return" for the one-, five- and ten-year periods (or for the life of the Fund, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund at the maximum public offering price (in the case of class A and class M shares) or reflecting the deduction of any applicable contingent deferred sales charge (in the case of class B shares). Total return may also be presented for other periods or based on investment at reduced sales charge levels. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if the sales charge were used.
              All data are based on past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition, Fund operating expenses and the class of shares the investor purchases. Investment performance also often reflects the risks associated with the Fund's investment objectives and policies. These factors should be considered when comparing the Fund's investment results with those of other mutual funds and other investment vehicles.
              Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. Fund performance may be compared to that of various indexes.
 (B) Outline of Disclosure System:
     (1)  Disclosure in U.S.A.:
          (i) Disclosure to shareholders
              In accordance with the Investment Company Act of 1940, the Fund is required to send to its shareholders annual and semi-annual reports containing financial information.
          (ii)Disclosure to the SEC
              The Fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement periodically in accordance with applicable law.
     (2)  Disclosure in Japan:
           a. Disclosure to the Supervisory Authority:
     (i)  Disclosure Required under the Securities and Exchange Law:
              When the Fund intends to offer Shares amounting to more than 100 million yen in Japan, it shall submit to the Director of Kanto Local Finance Bureau securities registration statements together with the copies of the Agreement and Declaration of Trust and the agreements with major related companies as attachments thereto. The said documents are made available for public inspection for the investors and any other persons who desire at Kanto Local Finance Bureau of the Ministry of Finance.
              The Distributors or the Sales Handling Companies in Japan of the Shares shall deliver to the investors prospectuses the contents of which are substantially identical with Part I and
          Part II of the securities registration statements. For the purpose of disclosure of the financial conditions, etc., the Fund shall submit to the Director of Kanto Local Finance Bureau securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual year and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons who desire at Kanto Local Finance Bureau of the Ministry of Finance.
          (ii)Disclosure Required under the Law Concerning Securities Investment Trust Fund and Securities Investment Company:
              When the Investment Management Company handles offering or selling of Fund Shares in Japan, the Investment Management Company must file with the Director of Finance Supervisory Agency a prior notification concerning certain matters of the Fund in accordance with the Law Concerning Securities Investment Trust Fund and Securities Investment Company (the "Investment Fund Law"). Also, when the Investment Management Company makes changes to the Agreement and Declaration of Trust, the Investment Management Company must file with the Director of Finance Supervisory Agency a prior notification thereof, including contents of such changes. Further, in accordance with the Investment Fund Law, the Investment Management Company must prepare an investment management report with regard to certain matters relating to the Fund's assets immediately after the end of each fiscal period of the Fund and must immediately file the above report with the Director of Finance Supervisory Agency.
           b. Disclosure to Japanese Shareholders:
              When the Investment Management Company makes change to the Agreement and Declaration of Trust, if the contents of such changes are material, the Investment Management Company must give 30 day prior public notice thereof, including the contents of such changes, before such changes are made, and its written notice summarizing such changes must be given to Japanese Shareholders known to the Distributor or the Sales Handling Companies; provided, however, that if such written notice is delivered to each of all Japanese Shareholders, no public notice is required.
              The Japanese Shareholders will be notified of the material facts which would change their position and of notices from the Trustees, through the Distributor or the Sales Handling Companies in Japan.
              The investment management report mentioned in sub-paragraph (a), (ii) above will be delivered to Japanese Shareholders known to the Distributor or the Sales Handling Companies.

 (C) Restrictions on Transactions with Interested Parties:
          Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, Putnam Investment Management, Inc., acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees unless the transaction is made within the investment restrictions set forth in the Fund's prospectus and statement of additional information and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or
     (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

4.   INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY SHAREHOLDERS, ETC.
 (A) Rights of Shareholders and Procedures for Their Exercise:
          Shareholders must register their shares in their own name in order to exercise directly the rights of their Shares. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Distributor or the Sales Handling Company in Japan cannot exercise directly their rights, because they are not registered. Shareholders in Japan may have the Distributor or the Sales Handling Companies in Japan exercise their rights on their behalf in accordance with the Account Agreement with the Distributor or the Sales Handling Companies in Japan.
          The Shareholders in Japan who do not entrust the custody of their Shares to the Distributor or the Sales Handling Companies in Japan may exercise their rights in accordance with their own arrangement under their own responsibility.
          The major rights enjoyed by the investors are as follows:
          (i) Voting rights
              Each share has one vote, with fractional shares voting proportionally. Shares of each class will vote together as a single class except when otherwise required by law or as determined by the Trustees. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.
          (ii)Repurchase rights
              Shareholders are entitled to request repurchase of Shares at their Net Asset Value at any time.
          (iii)    Rights to receive dividends
              Distributions from net investment income are currently declared and paid monthly and any net capital gains are currently declared and paid at least annually.
              Shareholders may choose three distribution options, though investors in Japan may only choose the last alternative.
              - Reinvest all distributions in additional shares without a sales charge;
              - Receive distributions from net investment income in cash while reinvesting capital gains distributions in additional shares without a sales charge; or
              - Receive all distributions in cash.
          (iv)Right to receive distributions upon dissolution Shareholders are entitled to receive distributions upon dissolution in proportion to the number of Shares then held by them, except as otherwise required.
          (v) Right to inspect accounting books and the like Shareholders may inspect the Agreement and Declaration of
          Trust as on file at the offices of the Secretary of State of the Commonwealth of Massachusetts.
          (vi)Right to transfer shares
              Shares are transferable without restriction except as limited by applicable law.
          (vii) Rights with respect to the U.S. registration statement
              The 1933 Act provides for the liability of the Fund and certain other persons, subject to various limitations and exceptions, in respect of materially misleading disclosures made in the Fund's U.S. registration statement.
 (B) Tax Treatment of Shareholders in Japan:
          The tax treatment of Shareholders in Japan shall be as follows:
     (1) The distributions to be made by the Fund will be treated as distributions made by a domestic investment trust.
          a. The distributions to be made by the Fund to Japanese individual shareholders will be subject to separate taxation from other income (i.e. withholding of income tax at the rate of 15% and withholding of local taxes at the rate of 5%) in Japan. In this case, no report concerning distributions will be filed with the Japanese tax authorities.
          b. The distributions to be made by the Fund to Japanese corporate shareholders will be subject to withholding of income tax at the rate of 15% and to withholding of local taxes at the rate of 5% in Japan. In certain cases, the Paying Handling Companies will prepare a report concerning distributions and file such report with the Japanese tax authorities.
          c. Net investment returns such as dividends, etc. and distributions of short-term net realized capital gain, among distributions on Shares of the Fund, will be, in principle, subject to withholding of U. S. federal income tax at the rate of 15% and the amount obtained after such deduction will be paid in Japan.
              Distributions of long-term net realized capital gain will not be subject to withholding of U. S. federal income tax and the full amount thereof will be paid in Japan. The amount subject to withholding of U. S. federal income tax may be deducted from the tax levied on a foreign entity in Japan.
          d. The Japanese withholding tax imposed on distributions as referred to in a. and b. above will be collected by way of so-called "difference collecting method." In this method only the difference between the amount equivalent to 20% of the distributions before U.S. withholding tax and the amount of U.S. withholding tax withheld in the U.S. will be collected in Japan.
     (2) The provisions of Japanese tax laws giving the privilege of a certain deduction from taxable income to corporations, which may apply to dividends paid by a domestic corporation, shall not apply.
     (3) Capital gains and losses arising from purchase and repurchase of the Shares shall be treated in the same way as those arising from purchase and sale of a domestic investment trust. The distribution of the net liquidation assets shall be also treated in the same way as those arising from liquidation of a domestic investment trust.
(C)  Foreign Exchange Control in the United States:
          In the United States, there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese Shareholders.
 (D) Agent in Japan:
          Hamada & Matsumoto
          Kasumigaseki Building, 25th Floor
          2-5, Kasumigaseki 3-chome
          Chiyoda-ku, Tokyo
          The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purpose of;
     (1) the receipt of any and all communications, claims, actions, proceedings and processes as to matters involving problems under the laws and the rules and regulations of the JSDA and
     (2) representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.
          The agent for the registration with the Director of Kanto Local Finance Bureau of the public offering concerned as well as for the continuous disclosure is each of the following persons:
          Harume Nakano
          Ken Miura
          Attorneys-at-law
          Hamada & Matsumoto
          Kasumigaseki Building, 25th Floor
          2-5, Kasumigaseki, 3-chome
          Chiyoda-ku, Tokyo
 (E) Jurisdiction:
          Limited only to litigation brought by Japanese investors regarding transactions relating to (D)(2) above, the Fund has agreed that the following court has jurisdiction over such litigation:
          Tokyo District Court
          1-4, Kasumigaseki 1-chome
          Chiyoda-ku, Tokyo


STATUS OF INVESTMENT FUND
 (1) Diversification of investment Fund
                                            (as of February 28, 1999)
                                        Total          Investment
                                                          Ratio
  Types fo Assets      Name of      U.S. Dollars           (%)
                       Country
Corporate Bonds      Agrentina       5,096,000             0.16
                     Australia       2,111,981             0.07
                     Bermuda         3,271,750             0.11
                     Brazil          8,948,300             0.29
                     Canada         84,801,263             2.74
                     Cayman Islands  8,827,400             0.29
                     China          15,303,350             0.49
                     Columbia       20,344,500             0.65
                     India           4,118,000             0.13
                     Indonesia      13,511,175             0.44
                     Israel          6,183,000             0.20
                     Japan           4,609,080             0.15
                     Luxembourg     17,149,500             0.55
                     Mexico         32,629,700             1.05
                     Norway          2,025,360             0.07
                     Philippines       830,832             0.03
                     Poland          4,134,800             0.13
                     United Kingdom 27,237,338             0.88
                     United States 2,370,673,009          76.54

           Sub-total               2,631,806,338          84.97

Preferred Stocks     Canada           14,414,835           0.47
                     Cayman Islands   13,654,430           0.44
                     Germany          29,438,988           0.95
                     United States   182,693,947           5.90

           Sub-total                240,202,200            7.76

Convertible Bonds    United States   43,582,145            1.41
Units                Australia          147,600               0
                     United States   38,254,444            1.24

           Sub-total                 38,402,044            1.24

Warrants             Equador             52,009            0.00
                     Ireland            307,785            0.01
                     Mexico               7,660            0.00
                     United States   35,394,726            1.14

           Sub-total                 35,762,180            1.15

Common Stock         Brazil                  43            0.00
                     Canada             828,338            0.03
                     United States   18,719,598            0.60

           Sub-total                 19,547,979            0.63

Convertible          United States   13,665,791            0.44
Preferred Stocks
Brady Bonds          France           2,381,400            0.08
Commercial Paper     United States    1,872,596            0.06

Cash, Deposit and Other
Assets (After deduction of
liabilities)                         69,991,736            2.26

Total
(Net Asset Value)                 3,097,214,409          100.00

    Note: Investment ratio is calculated by dividing each asset at its market value by the total Net Asset Value of the Fund.
          The same applies hereinafter.

(B)  Results of Past Operations
 (1) Record of Changes in Net Assets (Class M Shares)
          Record of changes in net assets at the end of the following fiscal years and at the end of each month within one year prior to the end of February, 1999 is as follows:

                   Total Net Asset Value       Net Asset Value per Share
                   Dollar          Yen
                   (thousands)     (millions)  Dollar           Yen
1st Fiscal Year    20,077          2,400       9.51             1,137
(November 30, 1995)
2nd Fiscal Year    464,506         55,532      9.64             1,152
(November 30, 1996)
3rd Fiscal Year    2,071,302       247,624     9.95             1,190
(November 30, 1997)
4th Fiscal Year     949,346        113,494     8.34               997
(November 30, 1998)
1998 End of March   2,189,945      261,808     10.15              1,213
            April   2,168,339      259,225     10.09              1,206
            May     1,952,990      233,480      9.97              1,192
            June    1,665,208      199,076      9.89              1,182
            July    1,520,237      181,744      9.87              1,180
            August  1,113,165      133,079      8.75              1,046
            September 997,508      119,252      8.49              1,015
            October   899,414      107,525      7.97                953
            November  949,346      113,494      8.34                997
            December  924,651      110,542      8.17                977
            January   926,037      110,708      8.23                984
            February  946,321      113,133      8.11                970

(Note)    Operations of Class M Shares were commenced on December 1, 1994.
 (2)  Record of Distributions Paid (Class M Shares)

Record of distribution paid from November 1997 up to and including January 1999 is as follows:

          Period                        Amount of Dividend paid per Share
      1st Fiscal Year (12/1/94 - 11/30/95)        $0.98 (yen117)
      2nd Fiscal Year (12/1/95 - 11/30/96)        $0.88 (yen105)
      3rd Fiscal Year (12/1/96 - 11/30/97)        $0.89 (yen106)
      4th Fiscal Year (12/1/97 - 11/30/98)        $0.92 (yen110)

     Record of distribution paid from December 1998 to February 1999 are as follows:

                                      Dividend
Month                        Dollar             Yen
1998 End of December         0.075              8.966
1999 End of January          0.075              8.966
            February         0.072              8.608

 (C) Record of Sales and Repurchases
          Record of sales and repurchases during the following fiscal years and number of outstanding Shares of the Fund as of the end of each Fiscal Year are as follows:

                  Number of    Number of    Number of
                 Shares Sold    Shares     Outstanding
                              Repurchased     Shares
 1st Fiscal      2,370,932      259,901    2,111,031
 Year                  (0)          (0)          (0)
 (12/1/94 -
 11/30/95)
 2nd Fiscal      47,178,747   1,092,778    48,197,000
 Year            (42,967,350) (252,350)    (42,715,000)
 (12/1/95 -
 11/30/96)
 3rd Fiscal      202,989,234  42,956,933   208,229,301
 Year            (195,241,280) (38,341,875) (199,614,405)
 (12/1/96 -
 11/30/97)
 4th Fiscal
 Year            42,331,572   136,787,356  113,773,517)
 (12/1/97 -
 11/30/98)       (38,771,320) (132,486,947) 93,715,627)



    Note:The number of Shares sold, repurchased and outstanding in the parentheses represents those sold, repurchased and outstanding in Japan.
II. OUTLINE OF THE FUND

1.   Fund
(A)  Law of Place of Incorporation
          The Fund is a Massachusetts business trust organized in
     Massachusetts, U.S.A. on January 13, 1996.
          Chapter 182 of the Massachusetts General Laws prescribes the fundamental matters in regard to the operations of certain business trusts constituting voluntary associations under that chapter.
          The Fund is an open-end, diversified management company under the 1940 Act.
(B)  Outline of the Supervisory Authority
          Refer to I - l (B) Outline of the Supervisory Authority.
(C)  Purpose of the Fund
          The purpose of the Fund is to provide investors a managed
     investment primarily in securities, debt instruments and other instruments and rights of a financial character.
(D)  History of the Fund
          January 13, 1986:   Date of initial Agreement and Declaration of Trust
          May 5, 1994:        Date of Amended and Restated Agreement and
                              Declaration of Trust
(E)  Amount of Capital Stock
          Not applicable.
(F)  Structure of the management of the Fund
          The Trustees are responsible for generally overseeing the conduct of the Fund's business. The Agreement and Declaration of Trust provides that they shall have all powers necessary or convenient to carry out that responsibility. The number of Trustees is fixed by the Trustees and may not be less than three.
     A Trustee may be elected either by the Trustees or by the shareholders. At any meeting called for the purpose, a Trustee may be removed by vote of two-thirds of the outstanding shares of the Fund. Each Trustee elected by the Trustees or the shareholders shall serve until he or she retires, resigns, is removed, or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.
          The Trustees of the Fund are authorized by the Agreement and Declaration of Trust to issue shares of the Fund in one or more series, each series being preferred over all other series in respect of the assets allocated to that series. The Trustees may, without shareholder approval, divide the shares of any series into two or more classes, with such preferences and special or relative rights and privileges as the Trustees may determine.
          Under the Agreement and Declaration of Trust the shareholders shall have power, as and to the extent provided therein, to vote only (i) for the election of Trustees, to the extent provided therein (ii) for the removal of Trustees, to the extent provided therein (iii) with respect to any investment adviser, to the extent provided therein (iv) with respect to any termination of the Fund, to the extent provided therein (v) with respect to certain amendments of the Agreement and Declaration of Trust, (vi) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, and
     (vii) with respect to such additional matters relating to the Fund as may be required by the Agreement and Declaration of Trust, the Bylaws of the Fund, or any registration of the Fund with the Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable.
     Certain of the foregoing actions may, in addition, be taken by the Trustees without vote of the shareholders of the Fund.
          On any matter submitted to a vote of shareholders, all shares of the Fund then entitled to vote are voted in the aggregate as a single class without regard to series or classes of shares, except
     (1) when required by the 1940 Act, as amended, or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, share are voted by individual series or class; and (2) when the Trustees have determined that the matter affects on the interests of one or more series or classes, then only shareholders of such series or classes are entitled to vote thereon. There is no cumulative voting.
          Meetings of shareholders may be called by the Clerk whenever ordered by the Trustees, the Chairman of the Trustees, or requested in writing by the holder or holders of at least one-tenth of the outstanding shares entitled to vote at the meeting. Written notice of any meeting of shareholders must be given by mailing the notice at least seven days before the meeting. Thirty percent of shares entitled to vote on a particular matter is a quorum for the transaction of business on that matter at a shareholders' meeting, except that, where any provision of law or of the Agreement and Declaration of Trust permits or requires that holders of any series or class vote as an individual series or class, then thirty percent of the aggregate number of shares of that series or class entitled to vote are necessary to constitute a quorum for the transaction of business by that series or class. For the purpose of determining the shareholders of any class or series of shares who are entitled to vote or act at any meeting, or who are entitled to receive payment of any dividend or other distribution, the Trustees are authorized to fix record dates, which may not be more then 90 days before the date of any meeting of shareholders or more than 60 days before the date of payment of any dividend or other distribution.
          The Trustees are authorized by the Agreement and Declaration of Trust to adopt Bylaws not inconsistent with the Agreement and Declaration of Trust providing for the conduct of the business of the Fund. The Bylaws contemplate that the Trustees shall elect a Chairman of the Trustees, the President, the Treasurer, and the Clerk of the Fund, and that other officers, if any, may be elected or appointed by the Trustees at any time. The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.
          Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine. It shall be sufficient notice to a Trustee of a special meeting to send notice by mail at least forty-eight hours or by telegram at least twenty-four hours before the meeting or to give notice to him or her in person or by telephone at least twenty-four hours before the meeting.
          At any meeting of Trustees, a majority of the Trustees then in office shall constitute a quorum. Except as otherwise provided in the Agreement and Declaration of Trust or Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting (a quorum being present), or by written consents of a majority of the Trustees then in office.
          Subject to a favorable majority shareholder vote (as defined in the Agreement and Declaration of Trust), the Trustees may contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association, or other organization.
          The Agreement and Declaration of Trust contains provisions for the indemnification of Trustees, officers, and shareholders of the Fund under the circumstances and on the terms specified therein.
          The Fund may be terminated at any time by vote of shareholders holding at least two-thirds of the shares entitled to vote or by the trustees by written notice to the shareholders. Any series of shares may be terminated at any time by vote of shareholders holding at least two-thirds of the shares of such series entitled to vote or by the Trustees by written notice to the shareholders of such series.
          The foregoing is a general summary of certain provisions of the Agreement and Declaration of Trust and Bylaws of the Fund, and is qualified in its entirety by reference to each of those documents.

(G)  Information Concerning Major Shareholders
          Not applicable.
(H)  Information Concerning Directors, Officers and Employees
     (1) Trustees and Officers of the Fund
                                                      Shares
Name           Office and    Resume                   Owned
               Title
George Putnam  Chairman and  present: Chairman and    81,708
               President           Director of        .040
                                   Putnam Management
                                   and Putnam Mutual
                                   Funds Corp.
                                   Director, Marsh &
                                   McLennan
                                   Companies, Inc.
John A. Hill   Vice          present: Chairman and
               Chairman            Managing           213.279
               Trustee             Director, First
                                   Reserve
                                   Corporation
William F.     Vice          present: Professor of    10,865
Pounds         Chairman            Management,        .817
                                   Alfred P. Sloan
                                   School of
                                   Management,
                                   Massachusetts
                                   Institute of
                                   Technology
Jameson Adkins Trustee       present: President,
Baxter                             Baxter             3,132.198
                                   Associates, Inc.

Hans H. Estin  Trustee       present: Vice Chairman,
                                   North American     215.431
                                   Management Corp.
Ronald J.      Trustee       present: Former
Jackson                            Chairman,          137.455
                                   President and
                                   Chief Executive
                                   Officer of Fisher-
                                   Price, Inc.,
                                   Trustee of Salem
                                   Hospital and the
                                   Peabody Essex
                                   Museum
Paul L. Joskow Trustee       present: Professor of
                                   Economics and      445.155
                                   Management and
                                   former Head of
                                   the Department of
                                   Economics at the
                                   Massachusetts
                                   Institute of
                                   Technology
                                   Director, New
                                   England Electric
                                   System, State
                                   Farm Indemnity
                                   Company and
                                   Whitehead
                                   Institute for
                                   Biomedical
                                   Research
Elizabeth T.   Trustee       present: President
Kennan                             Emeritus of Mount  247.575
                                   Holyoke College
Lawrence J.    Trustee and   present: President,          0
Lasser         Vice                Chief Executive
               President           Officer and
                                   Director of
                                   Putnam
                                   Investments, Inc.
                                   and Putnam
                                   Management
                                   Director, Marsh &
                                   McLennan
                                   Companies, Inc.
John H.        Trustee       present: Chairman and
Mullin, III                        Chief Executive    571.308
                                   Officer of
                                   Ridgeway Farm,
                                   Director of ACX
                                   Technologies,
                                   Inc., Alex. Brown
                                   Realty, Inc. and
                                   The Liberty
                                   Corporation
Robert E.      Trustee       present: President and   19,665
Patterson                          Trustee of Cabot   .737
                                   Industrial Trust
                                   and Chairman of
                                   the Joselin
                                   Diabetes Center
                                   and Trustee of
                                   SEA Education
                                   Association
Donald S.      Trustee       present: Director of
Perkins                            various            4,540.154
                                   corporations,
                                   including Cummins
                                   Engine Company,
                                   Lucent
                                   Technologies,
                                   Inc., Nanophase
                                   Technologies,
                                   Inc. and Springs
                                   Industries, Inc.
George Putnam, Trustee       present: President, New
III                                Generation         3,384.724
                                   Research, Inc.
A.J.C. Smith   Trustee       present: Chairman and
                                   Chief Executive    359.401
                                   Officer, Marsh &
                                   McLennan
                                   Companies, Inc.
W. Thomas      Trustee       present: President and
Stephens                           Chief Executive    114.378
                                   Officer of
                                   Macmillan
                                   Bloedel, Ltd.
                                   Director of Qwest
                                   Communications
                                   and New Century
                                   Energies
W. Nicholas    Trustee       present: Director of
Thorndike                          various            172.752
                                   corporations and
                                   charitable
                                   organizations,
                                   including Data
                                   General
                                   Corporation,
                                   Bradley Real
                                   Estate, Inc. and
                                   Providence
                                   Journal Co.
                                   Trustee of Cabot
                                   Industrial Trust,
                                   Massachusetts
                                   General Hospital
                                   and Eastern
                                   Utilities
                                   Associations
Charles E.     Executive     present: Managing            0
Porter         Vice                Director of
               President           Putnam
                                   Investments, Inc.
                                   and Putnam
                                   Management
Patricia C.    Senior Vice   present: Senior Vice         0
Flaherty       President           President of
                                   Putnam
                                   Investments, Inc.
                                   and Putnam
                                   Management
Richard        Vice          present: Managing            0
Monaghan       President           Director of
                                   Putnam
                                   Investments, Inc.
                                   and Putnam Mutual
                                   Funds
Gordon H.      Vice          present: Director and
Silver         President           Senior Managing    3,222.224
                                   Director of
                                   Putnam
                                   Investments, Inc.
                                   and Putnam
                                   Management
John D. Hughes Vice          present: Senior Vice         0
               President           President of
               and                 Putnam Management
               Treasurer
Beverly Marcus Clerk and     present: N/A                 0
               Assistant
               Treasurer
Ian C.         Vice          present: Senior              0
Ferguson       President           Managing Director
                                   of Putnam
                                   Management
John R. Verani Vice          present: Senior Vice         0
               President           President of
                                   Putnam
                                   Investments, Inc.
                                   and Putnam
                                   Management
Stephen        Vice          present: Managing            0
Oristaglio     President           Director of
                                   Putnam Management
Edward H.      Vice          present: Managing            0
D'Aleilo       President           Director of
                                   Putnam Management
Jennifer E.    Vice          present  Managing            0
Leichter       President           Director of
                                   Putnam Management
Jeffrey A.     Vice          present: SeniorVice          0
Kaufman        President           President of
                                   Putnam Management
Robert M.      Vice          present: SeniorVice            0
Paine          President           President of
                                   Putnam Management
Rosemary       Vice          present: Senior Vice         0
Thomsen        President           President of
                                   Putnam Management
Paul G.        Assistant     present: N/A                 0
Bucuvalas      Treasurer
Mary A. Eaton  Associate     present: N/A
               Treasurer                              3,396.449
               and
               Assistant
               Clerk
Judith Cohen   Associate     present: N/A                 0
               Treasurer
               and
               Assistant
               Clerk
Katharine      Senior        present: N/A                 0
Howard         Associate
               Treasurer
Wanda M.       Assistant     present: N/A                 0
McManus        Clerk
Joanne M.      Assistant     present: N/A                 0
Neary          Clerk

     (2) Employees of the Fund
          The Fund does not have any employees.
(I)  Description of Business and Outline of Operation
          The Fund may carry out any administrative and managerial act, including the purchase, sale, subscription and exchange of any securities, and the exercise of all rights directly or indirectly pertaining to the Fund's assets. The Fund has retained Putnam Investment Management, Inc., the Fund's investment management company, to render investment management services and Putnam Fiduciary Trust Company, to keep the assets of the Fund in custody and to act as the Investor Servicing Agent.
(J)  Miscellaneous
     (1)  Changes of Trustees and Officers
              Trustees may be removed or replaced by, among other things, a resolution adopted by a vote of two-thirds of the outstanding shares at a meeting called for the purpose. In the event of vacancy, the remaining Trustees may fill such vacancy by appointing for the remaining term of the predecessor Trustee such other person as they in their discretion shall see fit. The Trustees may add to their number as they consider appropriate. The Trustees may elect and remove officers as they consider appropriate.
     (2)  Amendment to the Agreement and Declaration of Trust
              Generally, approval of shareholders is required to amend the Agreement and Declaration of Trust, except for certain matters such as change of name, curing any ambiguity or curing any defective or inconsistent provision.
     (3)  Litigation and Other Significant Events
              No litigation which has or which would have a material adverse effect on the Fund has occurred which is required to be disclosed and has not been disclosed. The fiscal year end of the Fund is November 30. The Fund is established for an indefinite period and may be dissolved at any time by vote of the shareholders holding at least two-thirds of the shares entitled to vote or by the Trustees by written notice to shareholders.

2.   Putnam Investment Management, Inc. (Investment Management Company)
 (A) Law of Place of Incorporation
     Putnam is incorporated under the General Corporation Law of the Commonwealth of Massachusetts, U.S.A. Its investment advisory business is regulated under the Investment Advisers Act of 1940. Under the Investment Advisers Act of 1940, an investment adviser means, with certain exceptions, any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing or selling securities, or who, for compensation and as part of a regular business, issues analyses or reports concerning securities. Investment advisers under the Act may not conduct their business unless they are registered with the SEC.
(B)  Outline of the Supervisory Authority
     Investment Management Company is registered as an investment adviser under the Investment Advisers Act of 1940.
(C)  Purpose of the Company
     Investment Management Company's sole business is investment management, which includes the buying, selling, exchanging and trading of securities of all descriptions on behalf of mutual funds in any part of the world.
(D)  History of the Company
     Investment Management Company is one of America's oldest and largest money management firms. Investment Management Company's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually: the resulting diversification helps reduce investment risk, Investment Management Company has been managing mutual funds since 1937. Today, the firm serves as the Investment Management Company for the funds in the Putnam Family, with over $300 billion in assets in over 9 million shareholder accounts at the end of February, 1999. An affiliate, The Putnam Advisory Company, Inc., manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers as well as shareholder and custody services to the Putnam Funds.
     Putnam Investment Management Inc., Putnam Mutual Funds and Putnam Fiduciary Trust Company are subsidiaries of Putnam Investments, Inc., which is located at One Post Office Square, Boston, Massachusetts 02109 and except for a minority stake owned by employees, is owned by of Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.
(E)  Amount of Capital Stock  (as of the end of February, 1999)
     1.   Amount of Capital (issued capital stock at par value):
          Common Stock 1,000 shares at $1 par value
     2.   Number of authorized shares of capital stock:
          Common Stock 1,000 shares
     3.   Number of outstanding shares of capital stock:
          Common Stock 1,000 shares
     4. Amount of capital (for the purposes of this Item, "Amount of Capital" means total stockholders' equity for the past five years):
                                    Amount of Capital
                Year        (Total Stockholders' Equity in Thousands)
         End of 1994                $48,149,491
         End of 1995                $45,521,351
         End of 1996                $45,817,658
         End of 1997                $48,617,160
         End of 1998                $425,782,008
 (F) Structure of the Management of the Company
     Investment Management Company is ultimately managed by its Board of Directors, which is elected by its shareholders.
     Each Fund of Investment Management Company managed by one or more portfolio managers. These managers, in coordination with analysts who research specific securities and other members of the relevant investment group (in the case of the Fund, Investment Management Company's High Yield Securities Group), provide a continuous investment program for the Fund and place all orders for the purchase and sale of portfolio securities.
     The investment performance and portfolio of each Fund is overseen by its Board of Trustees, a majority of whom are not affiliated with Investment Management Company. The Trustees meet 11 times a year and review the performance of each fund with its manager at least quarterly.
     In selecting portfolio securities for the Fund, Investment Management Company looks for high yield bonds that represent attractive values based on careful issue-by-issue credit analysis and hundreds of onsite visits and other contacts with issuers every year. Investment Management Company is one of the largest managers of high yield debt securities in the United States. The High Yield Bond Group comprises 17 investment professionals.
(G)  Information Concerning Major Shareholders
     As of the end of February, 1999, all the outstanding shares of capital stock of Investment Management Company were owned by Putnam Investments, Inc. See subsection D above.
(H)  Information Concerning Officers and Employees
     The following table lists the names of various officers and directors of Investment Management Company and their respective positions with Investment Management Company. For each named individual, the table lists: (i) any other organizations (excluding other Investment Management Company's funds) with which the officer and/or director has recently had or has substantial involvement; and (ii) positions held with such organization:

       List of Officers and Directors of Putnam Investment Management, Inc.
                                        (as of the end of February, 1999)
                      Position
                      with Putnam
          Name        Investment   Other Business Affiliation
                      Management,
                      Inc.
1   Putnam, George    Chairman     Director of Putnam Mutual
                                   Funds Corp.
2   Lasser, Lawrence  President
    J.                and
                      Director,
                      CEO
3   Silver, Gordon    Director     Director of Putnam
    H.                and Senior   Fiduciary Trust Company and
                      Managing     Senior Managing Director of
                      Director     Putnam Mutual Funds Corp.
4   Burke, Robert W.  Senior       Senior Managing Director of
                      Managing     Putnam Mutual Funds Corp.
                      Director
5   Coburn, Gary N.   Senior
                      Managing
                      Director
6   Collman,          Senior       Senior Managing Director of
    Kathleen M.       Managing     Putnam Mutual Funds Corp.
                      Director
7   Ferguson, Ian C.  Senior
                      Managing
                      Director
8   Regan, Anthony    Senior
    W.                Managing
                      Director
9   Spiegel, Steven   Senior       Senior Managing Director of
                      Managing     Putnam Mutual Funds Corp.
                      Director
10  Anderson, Blake   Managing
    E.                Director
11  Antill, Jennifer  Managing
                      Director
12  Beck, Robert R.   Managing
                      Director
13  Browchuk, Brett   Managing
                      Director
14  Cassaro, Joseph   Managing
    A.                Director
15  Cotner, C. Beth   Managing
                      Director
16  Cronin, Kevin M.  Managing     Managing Director of Putnam
                      Director     Fiduciary Trust Company
17  D'Alelio, Edward  Managing
    H.                Director
18  Daly, Kenneth L.  Managing     Managing Director of Putnam
                      Director     Mutual Funds Corp.
19  DeTore, John A.   Managing     Managing Director of Putnam
                      Director     Fiduciary Trust Company
20  Durgarian,        Managing     Director and Managing
    Karnig H.         Director     Director of Putnam
                      and Chief    Fiduciary Trust Company
                      Financial
                      Officer
21  Esteves, Irene    Managing     Treasurer of Putnam
    M.                Director     Fiduciary Trust Company
                      and Chief
                      Financial
                      Officer
22  Gillis, Roland    Managing
                      Director
23  Haslett, Thomas   Managing
    R.                Director
24  Hurley, William   Managing     Managing Director and CFO
    J.                Director     of Putnam Mutual Funds
                                   Corp.
25  Jacobs, Jerome    Managing
    J.                Director
26  Joseph, Joseph    Managing
    P.                Director
27  Kamshad, Omid     Managing
                      Director
28  King, David L.    Managing     Managing Director of Putnam
                      Director     Mutual Funds Corp.
29  Kohli, D.         Managing
    William           Director
30  Kreisel, Anthony  Managing
    I.                Director
31  Kuenstner,        Managing
    Deborah F.        Director
32  Landes, William   Managing
    J.                Director
33  Leibovitch,       Managing
    Richard           Director
34  Leichter,         Managing
    Jennifer E.       Director
35  Maloney, Kevin    Managing
    J.                Director
36  Martino, Michael  Managing     Managing Director of Putnam
                      Director     Fiduciary Trust Company
37  Maxwell, Scott    Managing
    M.                Director
38  McGue, William    Managing
    F.                Director
39  McMullen, Carol   Managing
    C.                Director
40  Memani, Krisha    Managing
    K.                Director
41  Miller, Daniel    Managing
    L.                Director
42  Morgan Jr., John  Managing     Managing Director of Putnam
    J.                Director     Fiduciary Trust Company

43  Oristaglio,       Managing
    Stephen           Director
44  Peacher, Stephen  Managing
    C.                Director
45  Porter, Charles   Managing
    E.                Director
46  Price, Quintin    Managing
                      Director
47  Reilly, Thomas    Managing
    V.                Director
48  Schultz,          Managing     Managing Director of Putnam
    Mitchell D.       Director     Mutual Funds Corp.
49  Scott, Justin M.  Managing     Managing Director of Putnam
                      Director     Fiduciary Trust Company
50  Shadek Jr.,       Managing
    Edward T.         Director
51  Starr, Loren      Managing     Managing Director of Putnam
                      Director     Mutual Funds Corp.
52  Swift, Robert     Managing
                      Director
53  Talanian, John    Managing     Managing Director of Putnam
    C.                Director     Mutual Funds Corp.
54  Tibbetts,         Managing     Managing Director of Putnam
    Richard B.        Director     Mutual Funds Corp.
55  Waldman, David    Managing
    L.                Director

56  Wetlaufer, Eric   Managing
                      Director
57  Woolverton,       Managing     Managing Director of Putnam
    William H.        Director     Mutual Funds Corp.
58  Arends, Michael   Senior Vice  Senior Vice President of
    K.                President    Putnam Mutual Funds Corp.
59  Asher, Steven E.  Senior Vice  Senior Vice President of
                      President    Putnam Mutual Funds Corp.
                                   and Senior Vice President
                                   of Putnam Fiduciary Trust
                                   Company
60  Atkin, Michael    Senior Vice
    J.                President
61  Augustine,        Senior Vice
    Jeffrey B.        President
62  Bakshi, Manjit    Senior Vice
    S.                President
63  Bamford, Dolores  Senior Vice
    Snyder            President
64  Baumbach, Robert  Senior Vice
    K.                President
65  Berka, Sharon A.  Senior Vice  Senior Vice President of
                      President    Putnam Mutual Funds Corp.
66  Block, Richard    Senior Vice
    L.                President
67  Boselli, John A.  Senior Vice
                      President
68  Bousa, Edward P.  Senior Vice
                      President
69  Bresnahan,        Senior Vice  Senior Vice President of
    Leslee R.         President    Putnam Mutual Funds Corp.
70  Burke, Andrea     Senior Vice
                      President
71  Burns, Cheryl A.  Senior Vice
                      President
72  Byrne, Joshua L.  Senior Vice
                      President
73  Callahan, Ellen   Senior Vice
    S.                President
74  Carlson, David    Senior Vice
    G.                President
75  Chrostowski,      Senior Vice  Senior Vice President of
    Louis F.          President    Putnam Mutual Funds Corp.
76  Curran, Peter J.  Senior Vice  Senior Vice President of
                      President    Putnam Mutual Funds Corp.
77  Dalferro, John    Senior Vice
    R.                President
78  Derbyshire,       Senior Vice  Senior Vice President of
    Ralph C.          President    Putnam Mutual Funds Corp.
79  England, Richard  Senior Vice
    B.                President
80  Farrell, Deborah  Senior Vice  Senior Vice President of
    S.                President    Putnam Mutual Funds Corp.
81  Finch, Edward R.  Senior Vice
                      President
82  Flaherty,         Senior Vice  Senior Vice President of
    Patricia C.       President    Putnam Mutual Funds Corp.
83  Fontana, Forrest  Senior Vice
    N.                President
84  Francis,          Senior Vice
    Jonathan H.       President
85  Frost, Karen T.   Senior Vice  Senior Vice President of
                      President    Putnam Mutual Funds Corp.
86  Frucci, Richard   Senior Vice  Senior Vice President of
    M.                President    Putnam Fiduciary Trust
                                   Company
87  Fullerton, Brian  Senior Vice  Senior Vice President of
    J.                President    Putnam Mutual Funds Corp.
88  Grant, Peter J.   Senior Vice  Senior Vice President of
                      President    Putnam Fiduciary Trust
                                   Company
89  Graviere,         Senior Vice
    Patrice           President
90  Grim, Daniel J.   Senior Vice
                      President
91  Haagensen, Paul   Senior Vice
    E.                President
92  Hadden, Peter J.  Senior Vice
                      President
93  Halperin,         Senior Vice
    Matthew C.        President
94  Healey, Deborah   Senior Vice
    R.                President
95  Holding, Pamela   Senior Vice
                      President
96  Hotchkiss,        Senior Vice
    Michael F.        President
97  Kaufman, Jeffrey  Senior Vice
                      President
98  Kay, Karen R.     Senior Vice  Clerk, Director and Senior
                      President    Vice President of Putnam
                                   Fiduciary Trust Company and
                                   Senior Vice President of
                                   Putnam Mutual Funds Corp.
99  Kirson, Steven    Senior Vice
    L.                President
100 Knight, Jeffrey   Senior Vice
    L.                President
101 Kobylarz,         Senior Vice
    Jeffrey J.        President
102 Koontz, Jill A.   Senior Vice  Senior Vice President of
                      President    Putnam Mutual Funds Corp.
103 Korn, Karen R.    Senior Vice
                      President
104 Lannum III,       Senior Vice
    Coleman N.        President
105 Lindsey, Jeffrey  Senior Vice
    R.                President
106 Lomba, Rufino R.  Senior Vice  Senior Vice President of
                      President    Putnam Mutual Funds Corp.
107 MacElwee, Jones,  Senior Vice
    Elizabeth M.      President
108 Madore, Robert    Senior Vice  Senior Vice President of
    A.                President    Putnam Fiduciary Trust
                                   Company
109 Malloy, Julie M.  Senior Vice
                      President
110 Marrkand, Paul    Senior Vice
    E.                President
111 Matteis, Andrew   Senior Vice
    S.                President
112 McDonald,         Senior Vice
    Richard E.        President
113 Meehan, Thalia    Senior Vice
                      President
114 Mehta, Sandeep    Senior Vice
                      President
115 Miller, William   Senior Vice
    H.                President
116 Mockard, Jeanne   Senior Vice
    L.                President
117 Morgan, Kelly A.  Senior Vice
                      President
118 Mufson, Michael   Senior Vice
    J.                President
119 Mullen, Donald    Senior Vice  Senior Vice President of
    E.                President    Putnam Mutual Funds Corp.
120 Mullin, Hugh H.   Senior Vice
                      President
121 Netols, Jeffrey   Senior Vice  Senior Vice President of
    W.                President    Putnam Fiduciary Trust
                                   Company
122 Oler, Stephen S.  Senior Vice
                      President
123 Paine, Robert M.  Senior Vice
                      President
124 Parker, Margery   Senior Vice
    C.                President
125 Perry, William    Senior Vice
                      President
126 Peters, Carmel    Senior Vice
                      President
127 Petralia,         Senior Vice  Senior Vice President of
    Randolph S.       President    Putnam Mutual Funds Corp.
128 Plapinger, Keith  Senior Vice  Senior Vice President of
                      President    Putnam Mutual Funds Corp.
129 Pohl, Charles G.  Senior Vice
                      President
130 Pollard, Mark D.  Senior Vice
                      President
131 Prusko, James M.  Senior Vice  Senior Vice President of
                      President    Putnam Fiduciary Trust
                                   Company
132 Quistberg, Paul   Senior Vice
    T.                President
133 Ray, Christopher  Senior Vice
    A.                President
134 Rogers, Kevin J.  Senior Vice
                      President
135 Ruys de Perez,    Senior Vice  Senior Vice President of
    Charles A.        President    Putnam Fiduciary Trust
                                   Company and Senior Vice
                                   President of Putnam Mutual
                                   Funds Corp.
136 Santos, David J.  Senior Vice  Senior Vice President of
                      President    Putnam Fiduciary Trust
                                   Company
137 Santosus,         Senior Vice
    Anthony C.        President
138 Schwister, Jay    Senior Vice  Senior Vice President of
    E.                President    Putnam Fiduciary Trust
                                   Company
139 Scordato,         Senior Vice  Senior Vice President of
    Christine A.      President    Putnam Mutual Funds Corp.
140 Sievert, Jean I.  Senior Vice
                      President
141 Simon, Sheldon    Senior Vice
    N.                President
142 Simozar, Saied    Senior Vice
                      President
143 Smith Jr., Leo    Senior Vice
    J.                President
144 Smith, Margaret   Senior Vice
    D.                President
145 Spatz, Erin J.    Senior Vice
                      President
146 Stack, Michael    Senior Vice  Senior Vice President of
    P.                President    Putnam Mutual Funds Corp.
147 Stairs, George    Senior Vice
    W.                President
148 Strumpf, Casey    Senior Vice  Senior Vice President of
                      President    Putnam Mutual Funds Corp.
149 Sugimoto,         Senior Vice  Senior Vice President of
    Toshifumi         President    Putnam Mutual Funds Corp.
150 Sullivan, Roger   Senior Vice
    R.                President
151 Svensson, Lisa    Senior Vice
    H.                President
152 Swanberg,         Senior Vice
    Charles H.        President
153 Thomsen,          Senior Vice  Senior Vice President of
    Rosemary H.       President    Putnam Fiduciary Trust
                                   Company
154 Troped, Bonnie    Senior Vice  Senior Vice President of
    L.                President    Putnam Mutual Funds Corp.
155 Verani, John R.   Senior Vice  Senior Vice President of
                      President    Putnam Mutual Funds Corp.
156 Walsh, Francis    Senior Vice
    P.                President
157 Warren, Paul C.   Senior Vice
                      President
158 Weinstein,        Senior Vice
    Michael R.        President
159 Weiss, Manuel     Senior Vice
                      President
160 Whalen, Edward    Senior Vice  Senior Vice President of
    F.                President    Putnam Mutual Funds Corp.
161 Wheeler, Diane    Senior Vice
    D.F.              President
162 Wyke, Richard P.  Senior Vice
                      President
163 Yogg, Michael R.  Senior Vice
                      President
164 Zukowski, Gerald  Senior Vice
    S.                President
(I) Summary of Business Lines and Business Operation
     Investment Management Company is engaged in the business of providing investment management and investment advisory services to mutual funds. As of the end of February, 1999, Investment
     Management Company managed, advised, and/or administered the following 113 funds and fund portfolios (having an aggregate net asset value of approximately $228.45 billion):

                                                           (As of
                                                           Februa
                                                           ry 28,
                                                            1999)
               Name            Month/Da  Principal  Total   Net
                                te/Year Characteris  Net   Asset
                               Establis    tics     Asset  Value
                                  hed               Value   per
                                                     ($    share
                                                   million  ($)
                                                      )
 1  The George Putnam Fund of    11/5/37 Open/Equity 3,766.1  17.76
   Boston; A                                             5
 2  The George Putnam Fund of    4/24/92 Open/Equity 1,481.5  17.63
   Boston; B                                             8
 3  The George Putnam Fund of    12/1/94 Open/Equity  279.71  17.62
   Boston; M
 4  The George Putnam Fund of    1/1/94  Open/Equity  541.94  17.79
   Boston; Y
 5  Putnam American Government   3/1/85  Open/Bond   1,414.9   8.74
   Income Fund; A                                        1
 6  Putnam American Government   5/20/94 Open/Bond    106.23   8.71
   Income Fund; B
 7  Putnam American Government   2/14/95 Open/Bond      4.17   8.76
   Income Fund; M
 8  Putnam Asia Pacific Growth   2/20/91 Open/Equity  115.56   8.92
   Fund; A
 9  Putnam Asia Pacific Growth   6/1/93  Open/Equity  108.87   8.76
   Fund; B
10  Putnam Asia Pacific Growth   2/1/95  Open/Equity    6.15   8.85
   Fund; M
11  Putnam Asia Pacific Fund     3/23/98 Open/Equity    1.85   7.10
   II
12  Putnam Asset Allocation:     2/7/94  Open/Balanc  990.80  11.84
   Balanced Portfolio; A                ed
13  Putnam Asset Allocation:     2/11/94 Open/Balanc  544.72  11.77
   Balanced Portfolio; B                ed
14  Putnam Asset Allocation:     9/1/94  Open/Balanc  110.05  11.70
   Balanced Portfolio; C                ed
15  Putnam Asset Allocation:     2/6/95  Open/Balanc   66.59  11.82
   Balanced Portfolio; M                ed
16  Putnam Asset Allocation:     7/14/94 Open/Balanc  292.04  11.85
   Balanced Portfolio; Y                ed
17  Putnam Asset Allocation :    2/7/94  Open/Balanc  411.55  10.35
   Conservative Portfolio; A            ed
18  Putnam Asset Allocation :    2/18/94 Open/Balanc  180.61  10.30
   Conservative Portfolio; B            ed
19  Putnam Asset Allocation :    9/1/94  Open/Balanc   53.84  10.28
   Conservative Portfolio; C            ed
20  Putnam Asset Allocation :    2/7/95  Open/Balanc   21.98  10.30
   Conservative Portfolio; M            ed
21  Putnam Asset Allocation :    7/14/94 Open/Balanc   51.47  10.36
   Conservative Portfolio; Y            ed
22  Putnam Asset Allocation:     2/8/94  Open/Balanc  749.80  13.45
   Growth Portfolio; A                  ed
23  Putnam Asset Allocation:     2/16/94 Open/Balanc  453.82  13.29
   Growth Portfolio; B                  ed
24  Putnam Asset Allocation:     9/1/94  Open/Balanc  100.69  13.19
   Growth Portfolio; C                  ed
25  Putnam Asset Allocation:     2/1/95  Open/Balanc   61.92  13.31
   Growth Portfolio; M                  ed
26  Putnam Asset Allocation:     7/14/94 Open/Balanc  262.99  13.52
   Growth Portfolio; Y                  ed
27  Putnam Arizona Tax Exempt    1/30/91 Open/Bond    112.94   9.34
   Income Fund; A
28  Putnam Arizona Tax Exempt    7/15/93 Open/Bond     33.97   9.32
   Income Fund; B
29  Putnam Arizona Tax Exempt    7/3/95  Open/Bond      0.51   9.37
   Income Fund; M
30  Putnam Balanced Fund         10/2/95 Open/Balanc    3.67  11.98
                                       ed
31  Putnam Balanced Retirement   4/19/85 Open/Balanc  656.05  10.59
   Fund; A                              ed
32  Putnam Balanced Retirement   2/1/94  Open/Balanc  170.83  10.51
   Fund; B                              ed
33  Putnam Balanced Retirement   3/17/95 Open/Balanc   13.84  10.54
   Fund; M                              ed
34  Putnam California           11/27/92 Closed/Bond   71.84  15.59
   Investment Grade Municipal
   Trust
35  Putnam California Tax        4/29/83 Open/Bond   3,013.0   8.77
   Exempt Income Fund; A                                 8
36  Putnam California Tax        1/4/93  Open/Bond    659.58   8.76
   Exempt Income Fund; B
37  Putnam California Tax        2/14/95 Open/Bond     16.27   8.76
   Exempt Income Fund; M
38  Putnam California Tax       10/26/87 Open/Bond     47.05   1.00
   Exempt Money Market Fund
39  Putnam Capital               8/5/93  Open/Equity   51.51   7.28
   Opportunities Fund; A
40  Putnam Capital               11/2/94 Open/Equity   74.33   7.26
   Opportunities Fund; B
41  Putnam Capital               1/22/96 Open/Equity    4.31   7.27
   Opportunities Fund; M
42  Putnam Capital               8/5/93  Open/Equity 1,413.6  21.90
   Appreciation Fund; A                                  7
43  Putnam Capital               11/2/94 Open/Equity 1,566.5  21.66
   Appreciation Fund; B                                  6
44  Putnam Capital               1/22/96 Open/Equity  104.19  21.69
   Appreciation Fund; M
45  Putnam Convertible           6/29/95 Closed/Bond   85.12  22.93
   Opportunity and Income
   Trust
46  Putnam Convertible Income-   6/29/72 Open/Balanc 1,014.5  19.28
   Growth Trust; A                      ed                7
47  Putnam Convertible Income-   7/15/93 Open/Balanc  288.05  19.06
   Growth Trust; B                      ed
48  Putnam Convertible Income-   3/13/95 Open/Balanc   17.54  19.16
   Growth Trust; M                      ed
49  Putnam Diversified Equity    7/1/94  Open/Equity  302.55  13.61
   Trust; A
50  Putnam Diversified Equity    7/2/94  Open/Equity  377.08  13.40
   Trust; B
51  Putnam Diversified Equity    2/1/99  Open/Equity    0.16  13.62
   Trust; C
52  Putnam Diversified Equity    7/3/95  Open/Equity   29.38  13.47
   Trust; M
53  Putnam Dividend Income       9/28/89 Closed/Bond  123.50  11.41
   Fund
54  Putnam Diversified Income    10/3/88 Open/Bond   1,752.5  11.28
   Trust; A                                              4
55  Putnam Diversified Income    3/1/93  Open/Bond   2,010.3  11.23
   Trust; B                                              5
56  Putnam Diversified Income    2/1/99  Open/Bond      0.45  11.27
   Trust; C
57  Putnam Diversified Income    12/1/94 Open/Bond    958.54  11.24
   Trust; M
58  Putnam Diversified Income    7/11/96 Open/Bond     14.88  11.29
   Trust ; Y
59  Putnam Emerging Markets      10/2/95 Open/Equity   34.58   6.97
   Fund; A
60  Putnam Emerging Markets      10/2/95 Open/Equity   24.34   6.93
   Fund; B
61  Putnam Emerging Markets      10/2/95 Open/Equity    2.03   6.94
   Fund; M
62  Putnam Equity Fund 98       12/30/97 Open/Equity    5.74  10.49
63  Putnam Equity Income Fund;   6/15/77 Open/Balanc 1,114.5  15.54
   A                                    ed                1
64  Putnam Equity Income Fund;   9/13/93 Open/Balanc  649.44  15.42
   B                                    ed
65  Putnam Equity Income Fund;   2/1/99  Open/Balanc    1.27  15.54
   C                                    ed
66  Putnam Equity Income Fund;   12/2/94 Open/Balanc   60.75  15.44
   M                                    ed
67  Putnam Europe Growth Fund;   9/7/90  Open/Equity  906.36  21.64
   A
68  Putnam Europe Growth Fund;   2/1/94  Open/Equity  814.45  21.11
   B
69  Putnam Europe Growth Fund;   12/1/94 Open/Equity  171.21  21.43
   M
70  Putnam Florida Tax Exempt    8/24/90 Open/Bond    241.54   9.47
   Income Fund; A
71  Putnam Florida Tax Exempt    1/4/93  Open/Bond     81.67   9.46
   Income Fund; B
72  Putnam Florida Tax Exempt    5/1/95  Open/Bond      1.84   9.46
   Income Fund; M
73  Putnam Global Natural        7/24/80 Open/Equity  153.10  15.14
   Resources Fund; A
74  Putnam Global Natural        2/1/94  Open/Equity  107.57  14.92
   Resources Fund; B
75  Putnam Global Natural        7/3/95  Open/Equity    5.34  15.06
   Resources Fund; M
76  Putnam Global Equity Fund    5/6/98  Open/Equity    3.21  11.86
77  Putnam Global Growth and     1/3/95  Open/Equity   26.79  12.87
   Income Fund; A
78  Putnam Global Growth and     1/3/95  Open/Equity   20.88  12.79
   Income Fund; B
79  Putnam Global Growth and     1/3/95  Open/Equity    2.15  12.82
   Income Fund; M
80  Putnam Global Governmental   6/1/87  Open/Bond    240.38  12.64
   Income Trust; A
81  Putnam Global Governmental   2/1/94  Open/Bond     35.05  12.60
   Income Trust; B
82  Putnam Global Governmental   3/17/95 Open/Bond    230.26  12.58
   Income Trust; M
83  Putnam Global Growth Fund;   9/1/67  Open/Equity 3,316.9  12.41
   A                                                     9
84  Putnam Global Growth Fund;   4/27/92 Open/Equity 1,943.7  11.94
   B                                                     1
85  Putnam Global Growth Fund;   2/1/99  Open/Equity    1.11  12.40
   C
86  Putnam Global Growth Fund;   3/1/95  Open/Equity   60.30  12.31
   M
87  Putnam Global Growth Fund;   6/15/94 Open/Equity  113.97  12.60
   Y
88  Putnam Growth and Income     1/5/95  Open/Balanc 1,259.8  13.96
   Fund II; A                           ed                4
89  Putnam Growth and Income     1/5/95  Open/Balanc 1,492.6  13.83
   Fund II; B                           ed                6
90  Putnam Growth and Income     2/1/99  Open/Balanc    3.53  13.96
   Fund II; C                           ed
91  Putnam Growth and Income     1/5/95  Open/Balanc  169.63  13.88
   Fund II; M                           ed
92  The Putnam Fund for Growth   11/6/57 Open/Balanc 20,615.  20.39
   and Income; A                        ed               29
93  The Putnam Fund for Growth   4/27/92 Open/Balanc 15,810.  20.11
   and Income; B                        ed               88
94  The Putnam Fund for Growth   5/1/95  Open/Balanc  455.79  20.25
   and Income; M                        ed
95  The Putnam Fund for Growth   6/15/94 Open/Balanc 1,021.9  20.43
   and Income; Y                        ed                7
96  Putnam Growth Fund           5/1/98  Open/Equity    2.41   9.83
97  Putnam Growth                10/2/95 Open/Equity  774.92  20.46
   Opportunities; A
98  Putnam Growth                8/1/97  Open/Equity  863.43  20.23
   Opportunities; B
99  Putnam Growth                2/1/99  Open/Equity    8.46  20.47
   Opportunities; C
100 Putnam Growth                8/1/97  Open/Equity   60.12  20.31
   Opportunities; M
101 Putnam High Income           7/9/87  Closed/Bond  112.97   8.31
   Convertible and Bond Fund
102 Putnam High Yield            3/25/86 Open/Bond   1,162.7   8.12
   Advantage Fund; A                                     6
103 Putnam High Yield            5/16/94 Open/Bond    978.30   8.08
   Advantage Fund; B
104 Putnam High Yield            12/1/94 Open/Bond    946.32   8.11
   Advantage Fund; M
105 Putnam High Yield Total      1/1/97  Open/Bond     50.92   7.44
   Return Fund; A
106 Putnam High Yield Total      1/1/97  Open/Bond     58.33   7.37
   Return Fund; B
107 Putnam High Yield Total      1/1/97  Open/Bond      3.69   7.38
   Return Fund; M
108 Putnam High Quality Bond     6/2/86  Open/Bond    330.75   9.91
   Fund; A
109 Putnam High Quality Bond     6/6/94  Open/Bond     44.01   9.87
   Fund; B
110 Putnam High Quality Bond     4/12/95 Open/Bond      2.97   9.92
   Fund; M
111 Putnam High Yield Fund II;  12/31/97 Open/Bond    461.20   7.78
   A
112 Putnam High Yield Fund II;  12/31/97 Open/Bond    673.92   7.78
   B
113 Putnam High Yield Fund II;  12/31/97 Open/Bond     37.86   7.78
   M
114 Putnam High Yield Trust; A   2/14/78 Open/Bond   2,602.5  10.74
                                                         6
115 Putnam High Yield Trust; B   3/1/93  Open/Bond    878.52  10.70
116 Putnam High Yield Trust; M   7/3/95  Open/Bond     17.91  10.74
117 Putnam Health Sciences       5/28/82 Open/Equity 2,938.6  61.65
   Trust; A                                              2
118 Putnam Health Sciences       3/1/93  Open/Equity 2,076.6  59.22
   Trust; B                                              2
119 Putnam Health Sciences       7/3/95  Open/Equity   90.55  60.71
   Trust; M
120 Putnam High Yield            5/25/89 Closed/Bond  202.22   9.17
   Municipal Trust
121 Putnam Income Fund; A        11/1/54 Open/Bond   1,389.1   6.75
                                                         2
122 Putnam Income Fund; B        3/1/93  Open/Bond    503.10   6.72
123 Putnam Income Fund; M       12/14/94 Open/Bond   1,600.7   6.72
                                                         6
124 Putnam Income Fund; Y        2/12/94 Open/Bond    252.00   6.76
125 Putnam Intermediate U.S.     2/16/93 Open/Bond    232.07   4.92
   Government Income Fund; A
126 Putnam Intermediate U.S.     2/16/93 Open/Bond    148.04   4.92
   Government Income Fund; B
127 Putnam Intermediate U.S.     4/3/95  Open/Bond     10.84   4.93
   Government Income Fund; M
128 Putnam Intermediate U.S.     10/1/97 Open/Bond    115.72   4.91
   Government Income Fund; Y
129 Putnam International Fund   12/28/95 Open/Equity    4.45  10.70
130 Putnam International         8/1/96  Open/Equity  397.63  10.96
   Growth and Income Fund;  A
131 Putnam International         8/1/96  Open/Equity  393.04  10.87
   Growth and Income Fund;  B
132 Putnam International         2/1/99  Open/Equity    1.25  10.95
   Growth and Income Fund; C
133 Putnam International         8/1/96  Open/Equity   33.26  10.92
   Growth and Income Fund;  M
134 Putnam International         2/28/91 Open/Equity 2,304.4  19.54
   Growth Fund; A                                        9
135 Putnam International         6/1/94  Open/Equity 1,520.3  19.19
   Growth Fund; B                                        6
136 Putnam International         12/1/94 Open/Equity  169.20  19.40
   Growth Fund; M
137 Putnam International         7/12/96 Open/Equity  181.61  19.60
   Growth Fund; Y
138 Putnam International New     1/3/95  Open/Equity  722.94  13.42
   Opportunities Fund; A
139 Putnam International New     7/21/95 Open/Equity  915.68  13.12
   Opportunities Fund; B
140 Putnam International New     2/1/99  Open/Equity    0.63  13.42
   Opportunities Fund; C
141 Putnam International New     7/21/95 Open/Equity   72.20  13.24
   Opportunities Fund; M
142 Putnam International        12/28/95 Open/Equity  126.15  13.88
   Voyager Fund;  A
143 Putnam International        10/30/96 Open/Equity   98.88  13.77
   Voyager Fund;  B
144 Putnam International        10/30/96 Open/Equity   11.35  13.82
   Voyager Fund;  M
145 Putnam Investment Grade     10/26/89 Closed/Bond  248.09  11.88
   Municipal Trust
146 Putnam Investment Grade     11/27/92 Closed/Bond  187.66  14.05
   Municipal Trust II
147 Putnam Investment Grade     11/29/93 Closed/Bond   53.65  13.39
   Municipal Trust III
148 Putnam Investors Fund; A     12/1/25 Open/Equity 4,770.8  14.97
                                                         1
149 Putnam Investors Fund; B     3/1/93  Open/Equity 2,084.9  14.33
                                                         2
150 Putnam Investors Fund; M     12/2/94 Open/Equity  152.83  14.70
151 Putnam Investors Fund; Y     1/7/97  Open/Equity  361.07  15.02
152 Putnam Latin America Fund    3/23/98 Open/Equity    1.25   4.74
153 Putnam Massachusetts Tax    10/23/89 Open/Bond    302.06   9.60
   Exempt Income Fund; A
154 Putnam Massachusetts Tax     7/15/93 Open/Bond    120.26   9.59
   Exempt Income Fund; B
155 Putnam Massachusetts Tax     5/12/95 Open/Bond      3.36   9.59
   Exempt Income Fund; M
156 Putnam Master Income Trust   4/29/88 Closed/Bond  434.89   8.19
157 Putnam Managed High Yield    6/25/93 Closed/Bond   92.03  12.26
   Trust
158 Putnam Michigan Tax Exempt  10/23/89 Open/Bond    147.32   9.28
   Income Fund; A
159 Putnam Michigan Tax Exempt   7/15/93 Open/Bond     46.12   9.27
   Income Fund; B
160 Putnam Michigan Tax Exempt   4/17/95 Open/Bond      1.71   9.28
   Income Fund; M
161 Putnam Minnesota Tax        10/23/89 Open/Bond    104.52   9.19
   Exempt Income Fund; A
162 Putnam Minnesota Tax         7/15/93 Open/Bond     50.09   9.16
   Exempt Income Fund; B
163 Putnam Minnesota Tax         4/3/95  Open/Bond      1.40   9.18
   Exempt Income Fund; M
164 Putnam Managed Municipal     2/24/89 Closed/Bond  449.55   9.70
   Income Trust
165 Putnam Money Market Fund;    10/1/76 Open/Bond   3,146.5   1.00
   A                                                     5
166 Putnam Money Market Fund;    4/27/92 Open/Bond    825.06   1.00
   B
167 Putnam Money Market Fund;    2/1/99  Open/Bond      0.23   1.00
   C
168 Putnam Money Market Fund;    12/8/94 Open/Bond    106.81   1.00
   M
169 Putnam Master Intermediate   4/29/88 Closed/Bond  791.74   7.92
   Income Trust
170 Putnam Municipal Income      5/22/89 Open/Bond    826.67   9.30
   Fund; A
171 Putnam Municipal Income      1/4/93  Open/Bond    506.95   9.29
   Fund; B
172 Putnam Municipal Income      2/1/99  Open/Bond      1.24   9.30
   Fund; C
173 Putnam Municipal Income      12/1/94 Open/Bond     15.88   9.29
   Fund; M
174 Putnam Municipal             5/28/93 Closed/Bond  228.70  14.15
   Opportunities Trust
175 Putnam New Opportunities     8/31/90 Open/Equity 10,419.  57.68
   Fund; A                                              84
176 Putnam New Opportunities     3/1/93  Open/Equity 7,654.9  55.07
   Fund; B                                               9
177 Putnam New Opportunities     12/1/94 Open/Equity  441.99  56.42
   Fund; M
178 Putnam New Opportunities     7/19/94 Open/Equity  767.70  58.41
   Fund; Y
179 Putnam New Value Fund;  A    1/3/96  Open/Equity  379.19  13.59
180 Putnam New Value Fund;  B    2/26/96 Open/Equity  385.21  13.48
181 Putnam New Value Fund;  M    2/26/96 Open/Equity   38.07  13.54
182 Putnam New Jersey Tax        2/20/90 Open/Bond    215.68   9.32
   Exempt Income Fund; A
183 Putnam New Jersey Tax        1/4/93  Open/Bond    100.88   9.31
   Exempt Income Fund; B
184 Putnam New Jersey Tax        5/1/95  Open/Bond      1.20   9.32
   Exempt Income Fund; M
185 Putnam New York Investment  11/27/92 Closed/Bond   40.27  14.14
   Grade Municipal Trust
186 Putnam New York Tax Exempt   9/2/83  Open/Bond   1,592.8   8.94
   Income Fund; A                                        0
187 Putnam New York Tax Exempt   1/4/93  Open/Bond    229.45   8.92
   Income Fund; B
188 Putnam New York Tax Exempt   4/10/95 Open/Bond      2.27   8.94
   Income Fund; M
189 Putnam New York Tax Exempt  10/26/87 Open/Bond     39.59   1.00
   Money Market Fund
190 Putnam New York Tax Exempt   11/7/90 Open/Bond    163.15   9.17
   Opportunities Fund; A
191 Putnam New York Tax Exempt   2/1/94  Open/Bond     69.67   9.17
   Opportunities Fund; B
192 Putnam New York Tax Exempt   2/10/95 Open/Bond      2.52   9.16
   Opportunities Fund; M
193 Putnam Ohio Tax Exempt      10/23/89 Open/Bond    187.89   9.14
   Income Fund; A
194 Putnam Ohio Tax Exempt       7/15/93 Open/Bond     57.49   9.12
   Income Fund; B
195 Putnam Ohio Tax Exempt       4/3/95  Open/Bond      2.03   9.14
   Income Fund; M
196 Putnam OTC & Emerging        11/1/82 Open/Equity 2,346.4  16.57
   Growth Fund; A                                        8
197 Putnam OTC & Emerging        7/15/93 Open/Equity 1,156.2  15.77
   Growth Fund; B                                        2
198 Putnam OTC & Emerging        12/2/94 Open/Equity  243.48  16.17
   Growth Fund; M
199 Putnam OTC & Emerging        7/12/96 Open/Equity   97.10  16.70
   Growth Fund; Y
200 Putnam Pennsylvania Tax      7/21/89 Open/Bond    184.52   9.27
   Exempt Income Fund; A
201 Putnam Pennsylvania Tax      7/15/93 Open/Bond     98.18   9.26
   Exempt Income Fund; B
202 Putnam Pennsylvania Tax      7/3/95  Open/Bond      2.67   9.27
   Exempt Income Fund; M
203 Putnam Preferred Income      1/4/84  Open/Bond    118.01   8.79
   Fund; A
204 Putnam Preferred Income      4/20/95 Open/Bond     12.04   8.76
   Fund; M
205 Putnam Premier Income        2/29/95 Closed/Bond 1,106.0   7.86
   Trust                                                 1
206 Putnam Research Fund;  A     10/2/95 Open/Equity  296.75  15.48
207 Putnam Research Fund;  B     6/15/98 Open/Equity  305.88  15.40
208 Putnam Research Fund; C      2/1/99  Open/Equity    4.92  15.49
209 Putnam Research Fund;  M     6/15/98 Open/Equity   28.06  15.43
210 Putnam Strategic Income      2/19/95 Open/Bond     75.45   7.63
   Fund; A
211 Putnam Strategic Income      2/19/96 Open/Bond    120.98   7.64
   Fund; B
212 Putnam Strategic Income      2/1/99  Open/Bond      0.65   7.64
   Fund; C
213 Putnam Strategic Income      2/19/96 Open/Bond      8.93   7.63
   Fund; M
214 Putnam Tax Exempt Income    12/31/76 Open/Bond   1,925.9   9.16
   Fund; A                                               9
215 Putnam Tax Exempt Income     1/4/93  Open/Bond    244.21   9.16
   Fund; B
216 Putnam Tax Exempt Income     2/16/95 Open/Bond     10.38   9.18
   Fund; M
217 Putnam Tax Exempt Money     10/26/87 Open/Bond     80.00   1.00
   Market Fund
218 Putnam Tax - Free Health     6/29/92 Closed/Bond  230.62  14.75
   Care Fund
219 Putnam Tax - Free Income     9/20/93 Open/Bond   1,093.2  14.61
   Trust                                                 5
   Tax - Free High Yield
   Fund; A
220 Putnam Tax - Free Income     9/9/85  Open/Bond    902.31  14.63
   Trust
   Tax - Free High Yield Fund
   B
221 Putnam Tax - Free Income     2/1/99  Open/Bond      0.57  14.61
   Trust
   Tax - Free High Yield Fund
   C
222 Putnam Tax - Free Income    12/29/94 Open/Bond     22.02  14.61
   Trust
   Tax - Free High Yield Fund
   M
223 Putnam Tax - Free Income     9/30/93 Open/Bond    246.88  15.37
   Trust
   Tax - Free Insured Fund; A
224 Putnam Tax - Free Income     9/9/85  Open/Bond    354.59  15.39
   Trust
   Tax - Free Insured Fund; B
225 Putnam Tax - Free Income     6/1/95  Open/Bond      2.33  15.39
   Trust
   Tax - Free Insured Fund; M
226 Putnam U.S. Core Fund        5/1/98  Open/Equity    2.52   9.83
227 Putnam U.S. Government       2/8/84  Open/Bond   2,060.1  12.94
   Income Trust; A                                       2
228 Putnam U.S. Government       4/27/92 Open/Bond   1,265.4  12.88
   Income Trust; B                                       7
229 Putnam U.S. Government       2/6/95  Open/Bond    152.42  12.91
   Income Trust; M
230 Putnam U.S. Government       4/11/94 Open/Bond     21.17  12.93
   Income Trust; Y
231 Putnam Utilities Growth     11/19/90 Open/Balanc  860.32  13.19
   and Income Fund; A                   ed
232 Putnam Utilities Growth      4/27/92 Open/Balanc  667.68  13.10
   and Income Fund; B                   ed
233 Putnam Utilities Growth      3/1/95  Open/Balanc   13.38  13.16
   and Income Fund; M                   ed
234 Putnam Value Fund            5/1/98  Open/Balanc    2.04   8.36
                                       ed
235 Putnam Vista Fund; A         6/3/68  Open/Equity 3,343.2  12.77
                                                         5
236 Putnam Vista Fund; B         3/1/93  Open/Equity 1,602.7  12.09
                                                         0
237 Putnam Vista Fund; M         12/1/94 Open/Equity  131.27  12.45
238 Putnam Vista Fund; Y         3/28/95 Open/Equity  354.40  12.94
239 Putnam Voyager Fund II; A    4/14/93 Open/Equity  754.79  22.42
240 Putnam Voyager Fund II; B    10/2/95 Open/Equity  695.62  21.83
241 Putnam Voyager Fund II; C    2/1/99  Open/Equity    3.18  22.43
242 Putnam Voyager Fund II; M    10/2/95 Open/Equity   81.55  22.05
243 Putnam Voyager Fund; A       4/1/96  Open/Equity 15,463.  21.95
                                                        86
244 Putnam Voyager Fund; B       4/27/92 Open/Equity 7,786.6  20.49
                                                         6
245 Putnam Voyager Fund; M       12/1/94 Open/Equity  339.71  21.41
246 Putnam Voyager Fund; Y       4/1/94  Open/Equity 1,805.4  22.31
                                                         5
247 Putnam VT Asia Pacific       5/1/95  Open/Equity   85.07   8.06
   Growth Fund; IA
248 Putnam VT Asia Pacific       4/30/98 Open/Equity    0.11   8.06
   Growth Fund; IB
249 Putnam VT Diversified        9/15/93 Open/Bond    655.84  10.40
   Income Fund; IA
250 Putnam VT Diversified        4/6/98  Open/Bond      2.75  10.38
   Income Fund; IB
251 Putnam VT  Global Asset      2/1/88  Open/Balanc  991.17  18.72
   Allocation Fund; IA                  ed
252 Putnam VT  Global Asset      4/30/98 Open/Balanc    1.77  18.72
   Allocation Fund; IB                  ed
253 Putnam VT George Putnam      4/30/98 Open/Equity  141.96  10.19
   Fund; IA
254 Putnam VT George Putnam      4/30/98 Open/Equity    3.72  10.19
   Fund; IB
255 Putnam VT Global Growth      5/1/90  Open/Equity 1,967.7  20.23
   Fund; IA                                              4
256 Putnam VT Global Growth      4/30/98 Open/Equity    1.53  20.22
   Fund; IB
257 Putnam VT Growth and         2/1/88  Open/Balanc 9,860.8  28.65
   Income Fund; IA                      ed                4
258 Putnam VT Growth and         4/6/98  Open/Balanc   12.40  28.62
   Income Fund; IB                      ed
259 Putnam VT U.S. Government    2/1/88  Open/Bond   1,007.8  13.55
   and High Quality Bond                                 4
   Fund; IA
260 Putnam VT U.S. Government    4/30/98 Open/Bond      3.31  13.55
   and High Quality Bond
   Fund; IB
261 Putnam VT High Yield Fund;   2/1/88  Open/Bond   1,022.4  11.81
   IA                                                    4
262 Putnam VT High Yield Fund;   4/30/98 Open/Bond      3.00  11.81
   IB
263 Putnam VT Health and         4/30/98 Open/Equity  162.44  10.56
   Sciences  Fund; IA
264 Putnam VT Health and         4/30/98 Open/Equity    2.69  10.55
   Sciences  Fund; IB
265 Putnam VT International      1/1/97  Open/Balanc  296.56  12.07
   Growth and Income; IA                ed
266 Putnam VT International      4/6/98  Open/Balanc    1.12  12.06
   Growth and Income; IB                ed
267 Putnam VT International      1/1/97  Open/Equity  139.20  11.94
   New Opportunities Fund; IA
268 Putnam VT International      4/30/98 Open/Equity    0.11  11.93
   New Opportunities Fund; IB
269 Putnam VT International      1/1/97  Open/Equity  330.57  13.71
   Growth Fund; IA
270 Putnam VT International      4/30/98 Open/Equity    1.92  13.70
   Growth Fund; IB
271 Putnam VT Investors  Fund;   4/30/98 Open/Equity  324.13  11.76
   IA
272 Putnam VT Investors  Fund;   4/30/98 Open/Equity    4.76  11.76
   IB
273 Putnam VT Money Market       2/1/88  Open/Bond    652.50   1.00
   Fund; IA
274 Putnam VT Money Market       4/30/98 Open/Bond      7.02   1.00
   Fund; IB
275 Putnam VT New                5/2/94  Open/Equity 3,565.3  25.75
   Opportunities Fund; IA                                4
276 Putnam VT New                4/30/98 Open/Equity    2.26  25.73
   Opportunities Fund; IB
277 Putnam VT New Value Fund;    1/2/97  Open/Equity  249.35  12.15
   IA
278 Putnam VT New Value Fund;    4/30/98 Open/Equity    0.75  12.14
   IB
279 Putnam VT OTC & Emerging     4/30/98 Open/Equity   31.51   9.86
   Growth Fund; IA
280 Putnam VT OTC & Emerging     4/30/98 Open/Equity    0.77   9.86
   Growth Fund; IB
281 Putnam VT Research; IA       10/1/98 Open/Equity   35.79  12.20
282 Putnam VT Research; IB       10/1/98 Open/Equity    0.51  12.19
283 Putnam VT Utilities Growth   5/1/92  Open/Balanc  966.61  17.15
   and Income Fund; IA                  ed
284 Putnam VT Utilities Growth   4/30/98 Open/Balanc    2.23  17.15
   and Income Fund; IB                  ed
285 Putnam VT Vista Fund; IA     1/2/97  Open/Equity  316.27  14.40
286 Putnam VT Vista Fund; IB     4/30/98 Open/Equity    1.27  14.40
287 Putnam VT Voyager Fund; IA   2/1/88  Open/Equity 5,797.5  45.94
                                                         2
288 Putnam VT Voyager Fund; IB   4/30/98 Open/Equity    6.47  45.89
 (J)Miscellaneous
     1.   Election and Removal of Directors
              Directors of Investment Management Company are elected to office or removed from office by vote of either stockholders or directors, in accordance with Articles of Organization and By-Laws of Investment Management Company.
     2.   Results of operations
              Officers are elected by the Board of Directors.  The
          Board of Directors may remove any officer without cause.
     3.   Supervision by SEC of Changes in Directors and Certain
     Officers
              Putnam files certain reports with the SEC in accordance with Sections 203 and 204 of the Investment Advisers Act of 1940, which reports list and provide certain information relating to directors and officers of Investment Management Company.
              Under Section 9 (b) of the 1940 Act, the SEC may prohibit the directors and officers from remaining in office, if the SEC judges that such directors and officers have willfully violated any provision of the federal securities law.
     4. Amendment to the Articles of Organization, Transfer of Business and Other Important Matters.
          a.   Articles of Organization of Investment Management Company
               may be amended, under the General Corporation Law of The
               Commonwealth of Massachusetts, by appropriate shareholders' vote.
          b.   Under the General Corporation Law of The Commonwealth of
               Massachusetts, transfer of business requires a vote of 2/3 of the stockholders entitled to vote thereon.
          c.   Investment Management Company has no direct subsidiaries.
     5.   Litigation, etc.
              There are no known facts, such as legal proceedings, which are expected to materially affect the Fund and/or Investment Management Company within the past one-year period preceding the filing of this document.

III. OUTLINE OF THE OTHER RELATED COMPANIES

(A) Putnam Fiduciary Trust Company (the Transfer Agent, Shareholder Service Agent and Custodian)
     (1) Amount of Capital
          U.S.$34,838,831 (approximately 4.16 billion Yen) as of the end of February, 1999
     (2)  Description of Business
          Putnam Fiduciary Trust Company is a Massachusetts trust company and is a wholly-owned subsidiary of Putnam Investments, Inc., parent of Putnam. Putnam Fiduciary Trust Company has been providing paying agent and shareholder service agent services to mutual funds, including the Fund, since its inception and custody services since 1990.
     (3)  Outline of Business Relationship with the Fund
          Putnam Fiduciary Trust Company provides transfer agent services, shareholder services and custody services to the Fund.
(B)  Putnam Mutual Funds Corp. (the Principal Underwriter)
     (1) Amount of Capital
          U.S.$ 136,108,013 (approximately 16.27 billion Yen) as of the end of February, 1999
     (2)  Description of Business
          Putnam Mutual Funds Corp. is the Principal Underwriter of the shares of Putnam Funds indulging the Fund.
     (3)  Outline of Business Relationship with the Fund
          Putnam Mutual Funds Corp. engages in providing marketing services to the Fund.
(C)  Kokusai Securities Co., Ltd. (Distributor in Japan and Agent
     Company)
     (1)  Amount of Capital
          yen 58.1 billion as of the end of February, 1999
     (2)  Description of Business
          Kokusai Securities Co., Ltd. is a diversified securities company in Japan. Also, it engages in handling the sales and repurchase of the Fund Units as the Designated Securities Company for the investment trust funds of Kokusai Asset Management Co., Ltd., and as the Underwriting Company and the Agent Company for Fresh Korea Fund, Loomis Sayles Managed Bond Fund, ACM International Healthcare Fund, European and Asian Fund, Putnam High Yield Advantage Fund, ACM American Growth Portfolio, ACM Global Growth Trend portfolio, Ever Green Small Company Growth Fund, Asia Network Growth Fund, Ever Green Global Opportunities Fund, Super Phenix Fund, Salomon Euro Bond Fund, Putnam U.S. Government Income Trust, and as the Underwriting Company for AGF Canadian Growth Equity Fund, G.T. Investment Fund, Sci/Tech S.A. and Morgan Stanley Money Market Family.
     (3) The Company acts as a Distributor in Japan and Agent Company for the Fund in connection with the offering of shares in Japan.
(D)  Capital Relationships
          100% of the shares of Putnam Investment Management, Inc. are held by Putnam Investments. Inc.
(E)  Interlocking Directors and Auditors
          Names and functions of officers of the Fund who also are officers of the related companies are as follows:
                                             (as of the filing date)
     Name of                   Investment      Transfer Agent
     Officer                   Management      and
     or        Fund            Company         Shareholder
     Trustee                                   Service Agent
     George    Chairman and    Chairman and         None
     Putnam    Trustee         Director
     Charles   Executive Vice  Managing             None
     E. Porter President       Director
     Patricia  Senior Vice     Senior Vice          None
     C.        President       President
     Flaherty
     Lawrence  Trustee and     President and        None
     J. Lasser Vice President  CEO
     Gordon H. Vice President  Senior             Director
     Silver                    Managing
                               Director
     Ian C.    Vice President  Senior               None
     Ferguson                  Managing
                               Director
     John R.   Vice President  Senior Vice          None
     Verani                    President
     Steven    Vice President  Managing             None
     Oristagli                 Director
     o
     Jennifer  Vice President  Managing             None
     E.                        Director
     Leichter
     Jeffrey   Vice President  Senior Vice          None
     A.                        President
     Kaufman
     Robert M. Vice President  Senior Vice          None
     Paine                     President
     Rosemary  Vice President  Senior Vice          None
     Thomsen                   President

IV.  FINANCIAL CONDITION OF THE FUND

1.   FINANCIAL STATEMENTS

     Financial highlights
          The following table presents per share financial information for class M shares. This information has been audited and reported on by the Fund's independent accountants. Financial statements included in the Fund's annual report to shareholders for the 1998 fiscal year are presented in their entirety in this SRS. The Fund's annual report is available without charge upon request.
          Effective July 1, 1998, Coopers & Lybrand L.L.P. and Price Waterhouse LLP combined their businesses and practices and began doing business as PricewaterhouseCoopers LLP.


Financial highlights (For a share outstanding throughout the period)
                                     For the year Dec. 1, 1994+ to Nov. 30
                                    Year ended November 30

                           1998      1997      1996      1995


                                       Class M


Net asset value,          $9.95     $9.64    $9.51     $9.05
beginning of period


Investment operations
Net investment income    .92(d)       .87      .87       .99
Net realized and unrealized(1.61)   (.33)      .14       .45
gain (loss) on investments


Total from investment operations    (.69)     1.20     1. 01  1.44


Less distributions:
From net investment income (.91)    (.87)    (.88)     (.98)
In excess of net investment income  (.01)    (.02)      -(c)  -


Total distributions       (.92)     (.89)    (.88)     (.98)


Net asset value, end of period$8.34 $9.95    $9.64     $9.51


Ratios and supplemental data
Total investment return  (7.64)     13.05    11.15     16.72
at net asset value (%) (a)


Net assets, end of period$949,346$2,071,302$464,506  $20,077
(in thousands)


Ratio of expenses to average1.17     1.22     1.36      1.35
net assets (%) (b)
Ratio of net investment income9.56   8.93     8.86     10.06
to average net assets (%)
Portfolio turnover (%)    89.53     67.62    74.47     89.96


+    Commencement of operations
(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b) The ratio of expenses to average net assets for the period ended November 30, 1995, and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.
(c) Distribution in excess of net investment income were less than $0.01 per share.
(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

 [The following financial documents are omitted here.]

Financial statements of the Fund for the years 1996 and 1997 (audited) together with the auditors' reports.

Financial statements of the Fund for the semi-annual periods ended on April 30, 1995 and April 30, 1996 (unaudited)

Financial Highlights

2.   CONDITION OF THE FUND
      (a) Statement of Net Assets
                                       (As of the end of February, 1999)
                                              $              Yen
                                                           (in thousands)
a. Total Assets                         3,134,736,699       374,757,772
b. Total Liabilities                       37,522,290         4,485,790
c. Total Net Assets (a-b)               3,097,214,409       370,271,983
d. Total Number of Shares
   Outstanding                Class A     143,188,803 Shares
                              Class B     121,025,303 Shares
                              Class M     116,648,096 Shares
                              Class Y       1,210,785 Shares
e. Net Asset Value
   per Share (c/d)            Class A            8.12         yen970.75
                              Class B            8.08         yen965.96
                              Class M            8.11         yen969.55
                              Class Y            8.12         yen970.75

Putnam High Yield Advantage Fund
February 28, 1999
Top 30 Holdings

Net Assets:         $3,097,214,409      (As of the end of February 28, 1999)



                                                     Maturity  Interest  Par Value                         Current    Interest
Name of Issue                       Kind of Issue    Date      Rate (%)  (1000's)  Currency Cost           Value      Ratio (%)
1. Midland Funding Corp. Ser. A     Corporate Bond   2005      11 3/4s   35,705    USD      40,932,212     41,665,950 1.35
2. Chancellor Media Corp. 144A      Corporate Bond   2008      8s        24,000    USD      24,564,725     25,080,000 0.81
3. Cal. Fed. Bancorp Inc. Ser. A    Preferred Stock            $2.281    882       USD      23,277,745     22,932,650 0.74
4. Echostar DBS Corp. 144A          Corporate Stock  2009      9 3/8s    21,260    USD      21,260,000     21,366,300 0.69
5. Global Crossing Holdings, Ltd.   Corporate bond   2008      9 5/8s    20,035    USD      21,390,955     21,036,750 0.68
6. Allbritton Communications Ser. B Corporate Bond   2007      9 3/4s    19,370    USD      20,532,200     20,725,900 0.67
7. Covad Communications Group 144A  Warrant          2008                32        USD      1,278,160      18,253,200 0.59
8. Intermedia Comm. Inc. Ser. B     Corporate Bond   2008      8 1/2s    19,490    USD      19,550,000     18,223,150 0.59
9. Adelphia Comm. Corp. 144A        Corporate Bond   2008      8 3/8     16,380    USD      17,980,326     18,222,750 0.59
10.Trump Castle Funding 144A        Corporate Bond   2003      10 1/4    17,975    USD      17,975,000     18,154,000 0.59
11.Cencall Communications Corp.     Corporate Bond   2004      0         17,815    USD      17,977,933     18,082,225 0.58
12.GST Telecommunications, Inc.     Corporate Bond   2005      0         25,188    USD      20,487,490     17,820,510 0.58
13.ICG Services, Inc.               Corporate Bond   2008      0         30,415    USD      20,343,803     17,488,625 0.56
14.International Cabletel, Inc.     Corporate Bond   2006      0         19,750    USD      16,713,046     17,380,000 0.56
15.Millicom International Cellular  Corporate Bond   2006      0         23,175    USD      17,930,199     17,149,500 0.55
16.Unisys Corp.                     Corporate Bond   2004      11 3/4    14,885    USD      17,167,075     17,117,750 0.55
17.Coinmach Corp.                   Corporate Bond   2005      11 3/4    15,402    USD      16,896,175     16,942,200 0.55
18.Allied Waste Industries, Inc.    Corporate Bond   2009      7 7/8     16,450    USD      16,421,377     16,861,250 0.54
19.MCII Holdings                    Corporate Bonds  2002      0         19,580    USD      19,440,501     16,643 000 0.54
20.Celcaribe S.A. (Columbia)        Corporate Bonds  2004      13 1/2    21,400    USD      21,874,292     16,478,000 0.53
21.Doane Products Co. 144A          Corporate Bonds  2007      9 3/4     15,340    USD      15,692,262     16,183,700 0.52
22.Tenet Healthcare Corp. 144A      Corporate Bonds  2008      8 1/8     16,503    USD      17,023,189     16,090,425 0.52
23.Fresenius Med. Capital Trust I   Preferred Stock  2006      $9.00     15,370    USD      16,068,319     15,965,319 0.52
24.NBTY Inc. 144A                   Corporate Bonds  2007      8 5/8     16,460    USD      16,493,190     15,801,600 0.51
25.BTI Telecom Corp.                Corporate Bonds  2007      10 1/2    18,965    USD      18,675,996     15,172,000 0.49
26.Guess Jeans, Inc.                Corporate Bonds  2003      9 1/2     15,000    USD      15,190,328     14,850,000 0.48
27.Argosy Gaming Co.                Corporate Bonds  2004      13 1/4    12,989    USD      14,550,180     14,645,098 0.47
28.Aurora Foods, Inc. Ser. B        Corporate Bonds  2007      9 7/8     13,395    USD      14,667,525     14,600,550 0.47
29.NEXTEL Comm. Inc. 144A           Corporate Bonds  2008      12        12,620    USD      13,945,100     14,229,050 0.46
30.Intermedia Communications Ser. B Preferred Stock  2009      $13.50    14        USD      15,975,490     14,221,535 0.46
      TOTALS                                                                                552,554,793    549,384,006

V.   FINANCIAL CONDITION OF THE INVESTMENT MANAGEMENT COMPANY
     [Omitted, in Japanese version, financial statements of the Fund and Japanese translations thereof are incorporated here]

VI.  SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT TRUST
     SECURITIES

V.   SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT TRUST
     SECURITIES

1.   Transfer of the Shares
          The transfer agent for the registered share certificates is Putnam Fiduciary Trust Company, P.O.Box 41203, Providence, RI 02940-1203, U. S. A.
          The Japanese investors who entrust the custody of their shares to the Distributor or a Sales Handling Company shall have their shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.
          No fee is chargeable for the transfer of shares.
2.   The Closing Period of the Shareholders' Book
          No provision is made.
3. There are no annual shareholders' meetings. Special shareholders' meeting may be held from time to time as required by the Agreement and Declaration of Trust and the 1940 Act.
4.   No special privilege is granted to Shareholders.
     The acquisition of Shares by any person may be restricted.

VII. REFERENCE INFORMATION
VI.  MISCELLANEOUS
   1.     The following documents concerning the Fund have been filed with the Ministry of Finance of Japan (on and after August 31,
     1998, with the Director of Kanto Local Finance Bureau) .
      April 15, 1998:    Securities Registration
                         Statement/Securities Report (the 3rd
                         term)/Amendment to Securities Registration Statement
     August 31, 1998:    Semi-annual Report (during
                         the 4th term)/Amendment to Securities
                         Registration Statement
    October 15, 1998:    Securities Registration Statement
    December 1, 1998:    Amendment to Securities Registration Statement
   2.     (1)  The ornamental design is used in cover page of the
     Japanese Prospectus.
     (2)  The following must be set forth in the Prospectus.
     -    Outline of the Prospectus will be included at the beginning of the Prospectus, summarizing the content of Part I., Information on the securities, "I. Descriptions of the Fund" and "III. Outline of
     Other Related Companies" in Part II, Information on the Issuer, of
     the SRS and Agreement of Foreign Securities Transactions Account,
     and the internal rules of the distributor (i.e.: subscription is accepted until 3:00 p.m. of the day; etc.) in respect of the subscription and payment.
     -    With respect to PART II.   INFORMATION CONCERNING ISSUER, I.
     DESCRIPTION OF THE FUND, 5. STATUS OF INVESTMENT PORTFOLIO ((A) Diversification of Investment Fund, (B) Results of Past Operations) and the entire part of IV. FINANCIAL CONDITIONS OF THE FUND of the SRS, the Prospectus may present the relevant information shown in the graphs in addition to the text and tables of the said information acquired any time after the SRS is filed. The
     Prospectus may also set forth the exchange rates relevant to the Fund.
     (3)  Summarized Preliminary Prospectus will be used.
     - Attached document (Summarized Preliminary Prospectus) will be used pursuant to the below, as the document (Summarized Preliminary Prospectus) as set forth at Item 1.(1)(b), of Article 12 of the Ordinance Concerning the Disclosure of the Content, etc. of the Specified Securities.
        (a) The content of the summarized Preliminary Prospectus may be publicized by leaflets, pamphlets, direct mails (post cards and mails in envelopes) or at newspapers, magazines and other books.
        (b) The layout, quality of papers, priting colour, design etc.
        of the Summarized Preliminary Prospectus may vary depending on manner of usage. Photos and illustrations set forth in the attached may be used.
        (c) For information of the Fund's achievements, the changes of the net asset value per share and the fluctuation rates since the establishment of the Fund or for the latest 3 months, 6 months, one year, two years, three years or five years may be set out in the figures or graphs. Such information regarding the Fund's achievement may be converted into and presented in yen.










        AMENDMENT TO SECURITIES REGISTRATION STATEMENT
                          (NAV Sale)




















               PUTNAM HIGH YIELD ADVANTAGE FUND

        AMENDMENT TO SECURITIES REGISTRATION STATEMENT


To:  Director of Kanto Local Finance Bureau
                       Filing Date :  April 20, 1999


Name of the Registrant Fund:       PUTNAM HIGH YIELD ADVANTAGE FUND

Name of Trustees:                            George Putnam
                                             John A. Hill
                                             William F. Pounds
                                             Jameson A. Baxter
                                             Hans H. Estin
                                             Ronald J. Jackson
                                             Paul L. Joskow
                                             Elizabeth T. Kennan
                                             Lawrence J. Lasser
                                             John H. Mullin, III
                                             Robert E. Patterson
                                             Donald S. Perkins
                                             George Putnam, III
                                             A.J.C. Smith
                                             W. Thomas Stephens
                                             W. Nicholas Thorndike

Address of Principal Office:            One Post Office Square
                                        Boston, Massachusetts 02109
                                        U.S.A.

Name and Title of Registration Agent:        Harume Nakano
                                             Attorney-at-Law
                                             Signature [Harume Nakano]
                                                            (Seal)

                                             Ken Miura
                                             Attorney-at-Law
                                             Signature [Ken Miura]
                                                          (Seal)

Address or Place of Business            Kasumigaseki Building
                                        2-5, Kasumigaseki 3-chome
                                        Chiyoda-ku, Tokyo

Name of Liaison Contact:                Harume Nakano
                                        Ken Miura
                                        Attorneys-at-Law

Place of Liaison Contact:               Hamada & Matsumoto
                                        Kasumigaseki Building.
                                        2-5, Kasumigaseki 3-chome
                                        Chiyoda-ku, Tokyo

Phone Number:                                03-3580-3377

                            - ii -



           Public Offering or Sale for Registration


Name of the Fund Making Public    PUTNAM HIGH YIELD ADVANTAGE FUND
Offering or Sale of Foreign Investment
Fund Securities:

Type and Aggregate Amount of       Up to 8,000 million Class M Shares
Foreign Investment Fund Securities Up to the total amount obtained by
to be Publicly Offered or Sold:    aggregating the respective net
                                   asset value per Class M Share in
                                   respect of 8,000 million Class M Shares
                                   (The Maximum amount expected to be
                                   sold is 700 million U.S. dollars
                                   (yen83.7billion).

Note 1: U.S.$ amount is translated into Japanese Yen at the rate of U.S.$l=yen119.55, the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot U.S. Dollar by telegraphic transfer against yen on February 26, l999.

Note 2: The maximum amount expected to be sold is the amount calculated, for convenience, by multiplying the net asset value per Share as of the end of February, 1999 ($8.75) by the number of Shares to be offered (8,000 million).


      Places where a copy of this Amendment to Securities
                         Registration
         Statement is available for Public Inspection


                        Not applicable.


    (Total number of sheets of this Amendment to Securities
                         Registration
      Statement [in Japanese] is 2 including Front Page)

I.   REASON FOR FILING THIS AMENDMENT TO SECURITIES
     REGISTRATION STATEMENT:

     This statement purports to amend and update the relevant information of the Securities Registration Statement ("SRS") filed on October 15, 1998 due to the fact that the aforementioned Securities Report was filed today. The exchange rates used in this statement to translate the amended amounts of foreign currencies are different from those used before these amendments, as the latest exchange rates are used in this statement.

II. CONTENTS OF THE AMENDMENTS (the page numbers refer to those of the Japanese original)

Part II.  INFORMATION CONCERNING ISSUER
          (page 3 of the original Japanese SRS)

     The following matters in the original Japanese SRS are amended to have the same contents as those provided in the following items of the aforementioned Securities
     Report:

 Before amendment               After amendment
 [Original Japanese SRS]        [Aforementioned Annual Securities Report]

I.  DESCRIPTION OF THE FUND     I.  DESCRIPTION OF THE FUND (the
                                   aforementioned Japanese
                                   Annual Securities Report,
                                   from page 1 to page 22)

II. OUTLINE OF THE FUND         II. OUTLINE OF THE FUND
                                   (Ditto, from page 23 to page 54)

III.OUTLINE OF THE OTHER        III.OUTLINE OF THE OTHER
    RELATED COMPANIES               RELATED COMPANIES (Ditto,
                                    from page 55 to page 56)

IV. FINANCIAL CONDITIONS OF      IV. FINANCIAL CONDITIONS OF THE FUND
    THE FUND                        (Ditto, from page 57 to page 155)

V.  SUMMARY OF INFORMATION       VI. SUMMARY OF INFORMATION
    CONCERNING THE EXERCISE OF       CONCERNING THE EXERCISE OF
    RIGHTS BY HOLDERS OF FOREIGN     RIGHTS BY HOLDERS OF FOREIGN
    INVESTMENT FUND SECURITIES       INVESTMENT FUND SECURITIES
                                     (Ditto, page 179)

VI.  MISCELLANEOUS              VII. REFERENCE INFORMATION
                                     (Ditto, page 179 to page 180)


        Note 1: U.S.$ amount is translated into Japanese Yen at the rate of U.S.$1 = yen119.55, the mean of the exchange rate quotations at The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on February 26, 1999, for convenience.

        Note 2: In this document, money amounts and percentages have been rounded. Therefore, there are cases in which the amount of the "total column" is not equal to the aggregate amount. Also, translation into yen is made simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this document, there are cases in which Japanese yen figures for the same information differ from each other.

        Note 3:In this Report, "fiscal year" refers to a year from December 1 to November 30 of the following year.

Part III. SPECIAL INFORMATION
          (page 202 of the original Securities Registration Statement)
     II. FINANCIAL CONDITIONS OF THE INVESTMENT MANAGEMENT
     COMPANY of the Original SRS is amended to have the same contents as those provided in V. FINANCIAL CONDITIONS OF
     THE INVESTMENT MANAGEMENT COMPANY of the aforementioned
     Securities Report: